UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Inhibikase Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

INHIBIKASE THERAPEUTICS, INC.

1000 N. West Street, Suite 1200

Wilmington, DE 19801

(678) 392-3419

May , 2025

Dear Fellow Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Inhibikase Therapeutics, Inc. (“Inhibikase,” the “Company,” “we” or “us”) to be held at 4:00 p.m., Eastern Time, on Friday, June 27, 2025.

We are very pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast, with no physical in-person meeting. You will be able to virtually attend the 2025 Annual Meeting of Stockholders online and submit your questions during the meeting by visiting https://web.lumiconnect.com/235841686, password inhibikase2025. You will also be able to vote your shares electronically at the annual meeting. You will not be able to attend the annual meeting in person.

At the meeting, you will be asked to (i) elect two Class II directors to the Board of Directors of the Company (the “Board of Directors”), each to serve until the Company’s 2028 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal; (ii) ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and (iii) approve an amendment to the Company’s 2020 Equity Incentive Plan to include an automatic “evergreen” provision and to extend the term of such plan. Detailed information with respect to these matters is set forth in the accompanying Proxy Statement, which we encourage you to carefully read in its entirety.

We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on May 1, 2025 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about , 2025, we will mail to our stockholders a Notice of Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2024 Annual Report on Form 10-K and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.

You may vote over the Internet, as well as by telephone or, if you request to receive printed proxy materials, you may also vote by mail pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail.

Thank you for your ongoing support of Inhibikase.

Very truly yours,

/s/ Mark Iwicki
Mark Iwicki Chief Executive Officer

INHIBIKASE THERAPEUTICS, INC.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Inhibikase Therapeutics, Inc. (“Inhibikase” or the “Company”), will be held via live webcast on the Internet on Friday, June 27, 2025 at 4:00 p.m., Eastern Time, for the following purposes:

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to elect two Class II directors, Amit Munshi and David Canner, Ph.D., to the Board of Directors, each to serve until the Company’s 2028 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;
•
to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
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to approve an amendment to the Company’s 2020 Equity Incentive Plan to include an automatic “evergreen” provision and to extend the term of such plan; and
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to consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying Proxy Statement.

Only stockholders of record at the close of business on May 1, 2025 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. We have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet by visiting https://web.lumiconnect.com/235841686, password inhibikase2025 and entering the 11-digit control number included in the Notice of Internet Availability or Proxy Materials (the “Notice”) or proxy card.

A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting. On or about May , 2025, the Company will mail to its stockholders the Notice containing instructions on how to access our Proxy Statement and our 2024 Annual Report on Form 10-K, how to vote electronically via the Internet or vote by telephone, and how to request printed proxy materials.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice you will receive in the mail, the section entitled “About the Annual Meeting” beginning on page 1 of the Proxy Statement or, if you request to receive printed proxy materials, your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.

Very truly yours,

/s/ Mark Iwicki
Mark Iwicki Chief Executive Officer

Wilmington, Delaware

May , 2025

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders

To Be Held on June 27, 2025

The Proxy Statement, along with our 2024 Annual Report on Form 10-K, is available free of charge at the following website: http://www.astproxyportal.com/ast/23797.

Table of Contents

PROXY STATEMENT	1

ABOUT THE ANNUAL MEETING	1

PROPOSAL NO. 1 ELECTION OF CLASS II DIRECTORS	8

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	9

PROPOSAL NO. 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN TO INCLUDE AN AUTOMATIC “EVERGREEN” PROVISION AND TO EXTEND THE TERM OF SUCH PLAN	11

MANAGEMENT AND CORPORATE GOVERNANCE	19

EXECUTIVE COMPENSATION	31

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	42

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	43

AUDIT COMMITTEE REPORT	46

HOUSEHOLDING OF PROXY MATERIALS	47

OTHER BUSINESS	48

STOCKHOLDER PROPOSALS AND NOMINATIONS	49

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION	50

INHIBIKASE THERAPEUTICS, INC.

1000 n. west street, suite 1200

wilmington, de 19801

PROXY STATEMENT

Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of Inhibikase Therapeutics, Inc. to be held online on Friday, June 27, 2025, beginning at 4:00 p.m., Eastern Time, and at any postponements or adjournments of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

ABOUT THE ANNUAL MEETING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “– Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about May , 2025. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.

How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how you can:

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View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

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Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of voting on proposals (i) to elect two Class II directors, Amit Munshi and David Canner, Ph.D., to the Board of Directors, each to serve until the Company’s 2028 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal; (ii) to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and (iii) to approve an amendment to the Company’s 2020 Equity Incentive Plan to include an automatic “evergreen” provision and to extend the term of such plan, and transacting such other business that may properly come before the meeting or any postponement or adjournment thereof. The Board of Directors is not currently aware of any other matters which will come before the meeting.

How do proxies work and how are votes counted?

The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all our director nominees, withhold your vote as to all our director nominees, or withhold your vote with respect to any one or more of our director nominees. You may also vote for or against, or abstain from voting on the ratification of our selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 or approving the proposed amendment to the Company’s 2020 Equity Incentive Plan. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “– How does the Board of Directors recommend that I vote?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “– What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on May 1, 2025, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.

On May 1, 2025, the record date for the meeting, there were 74,341,540 shares of our common stock outstanding. Each outstanding share of common stock is entitled to one vote on each of the matters presented at the Annual Meeting or postponements and adjournments of the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the record date, 74,341,540 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 37,170,771 shares will be required to establish a quorum.

If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum. If a bank, broker, or other nominee returns a “broker non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter but has discretionary authority as to at least one matter, then the shares covered by such broker non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum. For more information on discretionary and non-discretionary matters, see “– What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”

What vote is required to approve each matter and how are votes counted?

Under our amended and restated bylaws, any proposal other than an election of directors is decided by the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on such proposal, except where a larger vote is required by law or by our amended and restated certificate of incorporation, or bylaws. Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Proposal No. 1: Election of Class II Directors

The two nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected as our Class II directors. Broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will have no effect on the results of election of directors.

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the issued and outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes, if any, will have no effect on this matter.

Proposal No. 3: Approval of an Amendment to the Company’s 2020 Equity Incentive Plan to Include an automatic “evergreen” provision and to extend the term of such plan

The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes will have no effect on this matter.

How can you attend the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at https://web.lumiconnect.com/235841686, password inhibikase2025. If you were a stockholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.lumiagm.com/235841686, password inhibikase2025.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at www.voteproxy.com on the day of the Annual Meeting.

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Webcast will start on June 27, 2025, at 4:00 p.m. Eastern Time.

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Online access to the webcast will open approximately one (1) hour prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system.

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You will need your 11-digit control number to enter the Annual Meeting.

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Stockholders may submit questions while attending the Annual Meeting via the Internet.

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Webcast replay of the Annual Meeting will be available until June 28, 2025.

To attend and participate in the Annual Meeting, you will need the 11-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker. If you lose your 11-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the record date.

Why hold a virtual meeting?

We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

How do I ask questions at the virtual Annual Meeting?

During the virtual Annual Meeting, you may only submit questions in the question box provided at https://web.lumiconnect.com/235841686, password inhibikase2025. We will respond to as many inquiries at the virtual Annual Meeting as time allows.

What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

How can I vote my shares?

Record Owners and Beneficial Owners Who Have Been Provided With a 11 Digit Control Number

If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with an 11 digit control number, you may vote:

1. Over the Internet – If you have Internet access, you may authorize the voting of your shares by accessing www.voteproxy.com and following the instructions set forth in the Proxy Materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting https://web.lumiconnect.com/235841686, password inhibikase2025 and having available the 11 digit control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

2. By Telephone – If you are a registered stockholder or a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your Proxy Materials, you may call toll-free 1-800-PROXIES (1-800-776-9437) in the United Sates or 1-201-299-4446 from foreign countries to vote by telephone. Your shares will be voted according to your instructions.

3. By Mail If You Are a Record Owner – Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

Beneficial Owners

As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with an 11 digit control number, which will allow you to vote as described above or at the Annual Meeting. If your broker has not provided you with an 11 digit control number, please contact your broker for instructions on how to vote your shares.

Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.

What am I voting on at the Annual Meeting?

The following proposals are scheduled for a vote at the Annual Meeting:

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Proposal No. 1: to elect two Class II directors, Amit Munshi and David Canner, Ph.D., to the Board of Directors, each to serve until the Company’s 2028 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;

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Proposal No. 2: to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and
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Proposal No. 3: to approve an amendment to the Company’s 2020 Equity Incentive Plan to include an automatic “evergreen” provision and to extend the term of such plan.

Each of these proposals is described in further detail below.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mark, Iwicki, Chief Executive Officer, and David McIntyre, Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason the nominee is not available as a candidate for director, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

How does the Board of Directors recommend that I vote?

As to the proposals to be voted on at the Annual Meeting, the Board of Directors unanimously recommends that you vote:

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FOR Proposal No. 1, to elect two Class II directors, Amit Munshi and David Canner, Ph.D., to the Board of Directors, each to serve until the Company’s 2028 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;

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FOR Proposal No. 2, to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

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FOR Proposal No. 3, to approve an amendment to the Company’s 2020 Equity Incentive Plan to include an automatic “evergreen” provision and to extend the term of such plan.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?

If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for one or more of the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (i) in favor of our Class II director nominees, (ii) for the ratification of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and (iii) to approve an amendment to the Company’s 2020 Equity Incentive Plan to include an automatic “evergreen” provision and to extend the term of such plan. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Mr. Iwicki and Mr. McIntyre, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.

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Non-Discretionary Items. The election of the Class II directors and the proposal to approve an amendment to the Company’s 2020 Equity Incentive Plan to include an automatic “evergreen” provision and to extend the term of such plan are each a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority under the New York Stock Exchange rules applicable to brokers, and has not received voting instructions from the beneficial owner.

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Discretionary Item. The proposal to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

We encourage you to provide instructions to your broker regarding the voting of your shares.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and entering a new vote by telephone or over the Internet up until 11:59 p.m. Eastern Time on June 26, 2025, (ii) attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 4:00 p.m., Eastern Time, on June 27, 2025. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 1000 N. West Street, Suite 1200, Wilmington, DE 19801, Attention: Corporate Secretary. If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.

The last proxy or vote that we receive from you will be the vote that is counted.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have engaged Kingsdale Shareholder Services US LLC (“Kingsdale Advisors”) to assist in soliciting proxies on our behalf. Kingsdale Advisors may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale Advisors a fee of $10,500 plus reimbursement to Kingsdale Advisors for its reasonable out-of-pocket expenses and to indemnify Kingsdale Advisors and its employees against certain liabilities arising from or in connection with the engagement.

What is “householding” and where can I get additional copies of proxy materials?

For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”

Whom may I contact if I have other questions about the Annual Meeting or voting?

You may contact the Company at 1000 N. West Street, Suite 1200 Wilmington, DE 19801, Attention: Mark Iwicki, or by telephone at (678) 392-3419. You may also contact Kingsdale Advisors by telephone at 1-497-3946 (toll free) or 1-917-936-5214 (call or text outside North America) or by email contactus@kingsdaleadvisors.com.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.

We encourage you to vote by proxy over the Internet or by telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

One directors are to be elected at the Annual Meeting, each to serve as our Class II directors until the Company’s 2028 annual meeting of stockholders and until his successors are duly elected and qualified, or until his earlier death, resignation or removal. The Class II director nominees are current directors and have been nominated for re-election by our Board of Directors. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of the Class II director nominees, each to serve until the 2028 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Should the Class II director nominees be unable to accept nomination or election as a director, the individuals named as proxy holders, Mr. Iwicki and Mr. McIntyre, will vote the shares that they represent for such other person as the Board of Directors may recommend. The Board of Directors has no present knowledge that the Class II director nominees named below will be unavailable to serve.

The Class II directors standing for re-election, together with his age and certain other information, is:

Director	Age	Year First Became Director
Amit Munshi	57	2024
David Canner, Ph.D.	37	2024

The biographies for the director nominees set forth above and or other directors are set forth in this Proxy Statement under the heading “Directors, Executive Officers and Corporate Governance — Executive Officers and Directors.”

We have determined that each of these Class II director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of our Board of Directors. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our conclusion that the nominees should serve as Class II directors are noted in their biographies.

Vote Required and Board of Directors' Recommendation

To be elected, the directors nominated via Proposal 1 must receive a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors, meaning that the two director nominees receiving the highest number of votes will be elected. Broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will have no effect on the results of election of directors.

The Board of Directors unanimously recommends a vote “FOR” the election of the Class II director nominees to the Board of Directors named in this Proposal No. 1.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee of the Board of Directors has appointed CohnReznick LLP (“CohnReznick,” the “principal accountant” or the “independent accountant”) as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2025. CohnReznick has been our independent registered public accounting firm since it was appointed in April 2018 to audit our consolidated financial statements for the fiscal year ended December 31, 2016. Since that date, CohnReznick has also provided us certain tax and other audit-related services. The Board of Directors has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of CohnReznick are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in our and our stockholders’ best interests. If the appointment is not ratified by our stockholders, the Board of Directors may reconsider whether it should appoint another independent registered public accounting firm.

Audit and Other Fees

The following table sets forth the aggregate fees billed by CohnReznick LLP in connection with audit and other services rendered during the past two fiscal years.

	December 31,
Fee Category	2024	2023
Audit Fees (1)	$464,034	$259,927
Audit-Related Fees (2)	-	-
Tax Fees (3)	115,552	42,685
All Other Fees (4)	-	-
Total Fees	$579,586	$302,612

(1)
Audit fees in 2024 and 2023 include fees related to the annual audit of the Company’s financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and comfort letters, consents and assistance with and review of documents filed with the SEC.
(2)
There were no audit-related fees incurred in 2024 or 2023.
(3)
Tax fees are related to tax compliance, tax advice and tax planning services, including the review and preparation of our federal and state income tax returns.
(4)
There were no other fees incurred in 2024 or 2023.

The audit committee pre-approved all services described above in accordance with the pre-approval policies and procedures described below.

Audit Committee Pre-Approval Policies and Procedures

The audit committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The audit committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the audit committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2024. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the audit committee to one or more members of the audit committee; provided that any decisions made by such member or members must be presented to the full audit committee at its next scheduled meeting.

Vote Required and Board of Directors' Recommendation

The approval of Proposal No. 2 requires the affirmative vote of a majority of the issued and outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. An abstention from voting by a stockholder present in person or presented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes, if any, will have no effect on this matter.

The Board of Directors deems Proposal No. 2 “Ratification of Appointment of Independent Registered Accounting Firm” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 3

approval of an amendment to the Company’s 2020 Equity Incentive Plan to INCLUDE AN AUTOMATIC “EVERGREEN” PROVISION AND TO EXTEND THE TERM OF SUCH PLAN

Introduction

We are asking you to approve an amendment to the Company’s 2020 Equity Incentive Plan, a copy of which is attached as Appendix A hereto (the “Plan Amendment”), to include an automatic “evergreen” provision to provide for an annual increase to the number of shares available for issuance under such plan and to extend the term of such plan by approximately five years so that such plan will expire in 2035 instead of 2030. In this proxy statement, we refer to the Company’s current 2020 Equity Incentive Plan as the “Current Plan” or the “2020 Plan,” and we refer to the Current Plan, as modified by the Plan Amendment, as the “Amended Plan.” On May 2, 2025, the Board of Directors approved the Plan Amendment, subject to stockholder approval, and directed that the Plan Amendment be submitted to our stockholders for their approval at the Annual Meeting. The Plan Amendment does not contain any modifications, alterations or revisions of any other term or provision of our Current Plan except with respect to the addition of the “evergreen” provision and the extension of the term of the 2020 Plan.

The “evergreen” provisions set forth in the Plan Amendment that the number of shares of common stock available for issuance under the 2020 Plan will automatically be increased on January 1 of each year during the term of the plan, starting with January 1, 2026 to the lesser of (a) 4% of the total shares of the Company’s common stock outstanding on December 31 of the prior year (including, for this purpose, the number of shares underlying any pre-funded warrants) or (b) a lesser number of shares of the Company’s Common Stock determined by the administrator of the 2020 Plan (such increase, the “Annual Increase”). The Plan Amendment also provides that the number of shares of common stock available for issuance under the 2020 Plan as incentive stock options will automatically be increased on January 1 of each year during the term of the plan, starting with January 1, 2026, to the lesser of ), (a) the Annual Increase for such year or (b) 7,532,534 shares of common stock.

We recognize that issuance of employee, officer or director incentive equity may one day have a dilutive impact on our stockholders. We balance this concern against the competitive market to hire the best employees who will maximize commitment to the Company. Incentive options are one of the strongest motivators of employee, officer and director performance. We expect our workforce may continue to grow depending on our future growth. Accordingly, the Board of Directors has approved to add the automatic “evergreen” provision in the 2020 Plan and to extend the term of the 2020 Plan by approximately five years so that the 2020 Plan will expire in 2035 instead of 2030 to ensure a sufficient number of shares will be available for recruiting new employees and retention of existing employees. Accordingly, the Board of Directors recommends the approval of the Plan Amendment. Should stockholder approval of this Proposal 3 not be obtained, the provisions regarding the annual automatic increase of shares available under the 2020 Plan and the extension of the term of the 2020 Plan will not be amended. However, we will retain the ability to issue the shares of our common stock which were previously approved by stockholders for issuance under the 2020 Plan within the current term of the 2020 Plan.

History of the Current Plan

On July 21, 2020, the Board of Directors and our stockholders approved the Current Plan. The Current Plan became effective immediately prior to the closing of the Company’s December 2020 initial public offering. The Current Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock or restricted stock units to any of its employees, directors, consultants and other service providers or those of its affiliates. The Board of Directors has designated the compensation committee to administer the Current Plan and to determine the vesting conditions for awards. The Board of Directors is not authorized to reprice outstanding options or stock appreciation rights without stockholder consent. In addition, any amendments to increase the total number of shares reserved for issuance under the Current Plan or modification of the classes of participants eligible to awards requires ratification by the stockholders. Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the Current Plan in connection with awards is limited to 31,417,517 shares. On April 10, 2025, the Board of Directors approved and adopted the Plan Amendment, subject to stockholder approval at the Annual Meeting, to include an automatic “evergreen” provision to the Current Plan and to extend the term of such plan.

Following the effectiveness of the Current Plan, we ceased making grants under our 2011 Equity Incentive Plan (the “2011 Plan”). However, the 2011 Plan continues to govern the terms and conditions of the outstanding awards granted under the 2011 Plan. Shares of common stock subject to awards granted under the 2011 Plan that cease to be subject to such awards by forfeiture or otherwise after the effective date of the Current Plan will become available for issuance under the Current Plan or, if approved, the Amended Plan.

Equity Compensation Plan Information.

The table below sets forth information with respect to compensation plans under which equity securities of the Company are authorized for issuance as of December 31, 2024:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans approved by stockholders
Inhibikase Therapeutics, Inc. 2011 Equity Incentive Plan	514,191	$11.02	—
Inhibikase Therapeutics, Inc. 2020 Equity Incentive Plan(1)	16,389,889	$1.41	14,513,437
Equity Compensation Plans not approved by stockholders	—	—	—

(1) We maintain the 2020 Plan, which was initially approved by our stockholders on July 21, 2020 and which became effective immediately prior to our initial public offering. Employees, officers, directors, consultants and advisors are eligible to participate in the 2020 Plan. As of December 31, 2024, there were 14,513,437 shares reserved for issuance under the 2020 Plan that remained available, which number excludes the 27,453,993 shares that were added to the 2020 Plan as a result of the amendment to the 2020 Plan approved by the Company’s stockholders on January 3, 2025. Prior to our December 2020 initial public offering, we maintained the 2011 Plan. We ceased making new grants under the 2011 Plan upon effectiveness of the 2020 Plan. However, options that were previously granted under the 2011 Plan will remain subject to the terms and conditions contained in the 2011 plan.

Equity Compensation Plan Information.

The table below sets forth information with respect to compensation plans under which equity securities of the Company are authorized for issuance as of May 1, 2025:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans approved by stockholders
Inhibikase Therapeutics, Inc. 2011 Equity Incentive Plan	491,727		$1.26	—
Inhibikase Therapeutics, Inc. 2020 Equity Incentive Plan(1)	15,769,833		$1.70	8,703,356
Equity Compensation Plans not approved by stockholders	20,121,377	(2)	$2.51	—

(1) We maintain the 2020 Plan, which was initially approved by our stockholders on July 21, 2020 and which became effective immediately prior to our initial public offering. Employees, officers, directors, consultants and advisors are eligible to participate in the 2020 Plan. As of May 1, 2025, there were 8,703,356 shares reserved for issuance under the 2020 Plan that remained available. Prior to our December 2020 initial public offering, we maintained the 2011 Plan. We ceased making new grants under the 2011 Plan upon effectiveness of the 2020 Plan. However, options that were previously granted under the 2011 Plan will remain subject to the terms and conditions contained in the 2011 plan.

(2) Includes 20,121,377 shares of common stock issuable under the inducement stock option awards granted on February 14, 2025 and February 21, 2025 (collectively, the “Inducement Awards”). The Inducement Awards were approved by the Board of Directors in compliance with and in reliance on Nasdaq Listing Rule 5635(c)(4).

Remaining Share Reserve

As of May 1, 2025, there are 8,703,356 remaining authorized shares that could be issued under the Current Plan.

Unless otherwise stated in the applicable award agreement and with respect to options or stock appreciation rights that expire, terminate, are canceled, or forfeited for any reason without being exercised, the shares of our common stock associated with such awards will generally again become available for grant under the Amended Plan.

Awards that are assumed or substituted by us in connection with an acquisition will not reduce the current share pool. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our common stock, the Board of Directors shall make appropriate adjustments in the number and kind of shares authorized by the Amended Plan and covered under outstanding awards as it determines appropriate and equitable.

Additionally, with respect to awards previously granted under our 2011 Plan that expire, terminate, are canceled or are forfeited for any reason after the effective date of the Current Plan, the shares subject to such awards will be added to the current share pool so that they can be utilized for new grants under the Current Plan. As of May 1, 2025, awards with respect to 491,727 shares of our common stock were outstanding under our 2011 Plan.

The term of the Current Plan will expire on December 22, 2030.

Summary of the Amended Plan

The principal provisions of the Amended Plan are summarized below. The summary does not purport to be a complete description of all provisions of the Amended Plan and is qualified in its entirety by the text of the Amended Plan. A copy of the Plan Amendment is attached to this Proxy Statement as Appendix A.

Administration

The Amended Plan vests broad powers in a committee to administer and interpret the Amended Plan. The Board of Directors designated the compensation committee to administer the Amended Plan. Except when limited by the terms of the Amended Plan, the compensation committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the compensation committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

The Board of Directors may amend, alter or discontinue the Amended Plan and the compensation committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the Amended Plan or modifying the classes of participants eligible to receive awards under the Amended Plan will require ratification by our stockholders in accordance with applicable law. Additionally, as described more fully below, neither the compensation committee nor the Board of Directors is permitted to reprice outstanding options or stock appreciation rights without shareholder consent.

Eligibility

Any of our employees, directors, consultants and other service providers, or those of our affiliates, will be eligible to participate in the Amended Plan. As of May 1, 2025, the Company employed or engaged approximately sixteen employees, seven non-employee directors and twenty consultants who would be eligible to participate in the Amended Plan.

Vesting

The compensation committee determines the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals, or other factors in the compensation committee’s discretion (collectively, “Vesting Conditions”).

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of our common stock that may be issued under the Amended Plan in connection with awards is 31,417,517 (the “Initial Share Pool”) as increased on January 1, 2026 and each January 1 thereafter by the lesser of (a) 4% of the total shares of the Company’s common stock outstanding on December 31 of the prior year (including, for this purpose, the number of shares underlying any pre-funded warrants), ((b) a lesser number of shares of the Company’s Common Stock determined by the administrator of the 2020 Plan (the “Annual Increase” and, together with the Initial Share Pool, the “Share Pool”). The number of shares in the Initial Share Pool is equal to the sum of the 22,714,161 grants issued under the 2020 Plan and 8,703,356 shares that remain available for future grants under the 2020 Plan. Of the 22,714,161 grants issued, options covering 6,966,792 shares were subsequently forfeited, and the shares underlying such forfeited options did not again become available for grant under the 2020 Plan. However, if any award previously granted under our 2011 Equity Incentive Plan expires, terminates, is canceled or is forfeited for any reason after the effective date of the Amended Plan, the shares subject to that award will be added to the Share Pool so that they can be utilized for new grants under the Amended Plan. As of May 1, 2025, awards with respect to 514,191 shares of our common stock were outstanding under our 2011 Equity Incentive Plan. In addition, the maximum number of shares that may be issued under the Amended Plan as incentive stock options is equal to 31,417,517 shares, automatically increased on

January 1 of each year during the term of the plan, starting with January 1, 2026, to the lesser of (a) the Annual Increase for such year or (b) 7,532,534 shares of common stock.

If any award granted under the Amended Plan expires, terminates, is canceled or is forfeited, the shares of our common stock underlying the award will be available for new grants under the Amended Plan. However, shares of our common stock that are withheld for the payment of taxes or in satisfaction of the exercise price for an option award will not become available for re-issuance under the Amended Plan.

Any shares of our common stock issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity will not reduce the Share Pool.

The maximum total grant date fair value of awards granted under the Amended Plan to individuals in their capacity as non-employee directors may not exceed $750,000 in any single calendar year.

The market value of a share of our common stock was $2.24 as of May 1, 2025.

Adjustments

In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction that affects our common stock, the compensation committee shall make adjustments to the number and kind of shares authorized by the Amended Plan and covered under outstanding awards as it determines appropriate and equitable.

Types of Awards

The following types of awards may be granted to participants under the Amended Plan: (i) incentive stock options (“ISOs”); (ii) nonqualified stock options (“NQOs” and together with ISOs, “options”); (iii) stock appreciation rights; (iv) restricted stock; or (v) restricted stock units (“RSUs”).

Stock Options. An option entitles the holder to purchase from us a stated number of shares of our common stock. An ISO may only be granted to our employees or the employees of our affiliates. The compensation committee will specify the number of shares of our common stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of our common stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The compensation committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares based on the fair market value of the shares on the date the option is exercised, through means of  “net settlement,” which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option or by such other means as it deems acceptable.

All options shall be or become exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the compensation committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights. A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of our common stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the compensation committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the compensation committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of our common stock, or a combination of both, at the compensation committee’s discretion.

Unless otherwise provided in an award agreement or determined by the compensation committee, if a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable on the termination date, for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If the participant terminates employment with us (or our affiliates) for cause, (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which we have not yet delivered share certificates will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. If the participant’s employment terminates for any other reason, any vested but unexercised options and stock appreciation rights may be exercised by the participant, to the extent exercisable at the time of termination, for a period of ninety days from the termination date (or such time as specified by the compensation committee at or after grant) or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the compensation committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock. A restricted stock award is a grant of shares of our common stock, which are subject to forfeiture restrictions during a restriction period. The compensation committee will determine the price, if any, to be paid by the participant for each share of our common stock subject to a restricted stock award. The restricted stock may be subject to Vesting Conditions. If the specified Vesting Conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying common stock will be forfeited to us. At the end of the restriction period, if the Vesting Conditions have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. Unless otherwise provided in an award agreement or determined by the compensation committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted Stock Units. RSUs are granted in reference to a specified number of shares of our common stock and entitle the holder to receive, on the achievement of applicable Vesting Conditions, shares of our common stock. Unless otherwise provided in an award agreement or determined by the compensation committee, upon termination a participant will forfeit all RSUs that then remain subject to forfeiture.

Change in Control

In the event of a change in control, the compensation committee may, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or restricted stock unit for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all common stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the common stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right; (vii) impose vesting terms on cash or substitute consideration payable upon cancellation of an award that are substantially similar to those that applied to the cancelled award immediately prior to the change in control, and/or earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control; (viii) take such other action as the compensation committee shall determine to be reasonable under the circumstances; and/or (ix) in the case of any award subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), the compensation committee shall only be permitted to use discretion to alter the settlement timing of the award to the extent that such discretion would be permitted under Section 409A of the Code.

Repricing

Neither the Board of Directors nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the Amended Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise per share; (ii) cancel outstanding options or stock appreciation rights under the Amended Plan with an exercise price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Amended Plan.

Federal Income Tax Consequences

The federal income tax consequences arising with respect to grants awarded under the Amended Plan will depend on the type of grant. The following provides only a general description of the application of federal income tax laws to certain grants under the Amended Plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the Amended Plan, as the consequences may vary with the types of grants made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Tax laws are subject to change.

Under the Code, as currently in effect, a grant under the Amended Plan of options, stock appreciation rights, restricted stock or RSUs would have no federal income tax consequence at the time of grant. Generally, all amounts taxable as ordinary income to participants under the Amended Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code.

Options and Stock Appreciation Rights. Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a Stock Appreciation Right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO, the participant will not have taxable income, except that alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, provided that such disposition occurs at least two years after the date of ISO grant and at least one year after the date of exercise, the difference, if any, between the sale price of the shares and the exercise price of the option is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs, and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. In that case, any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one year after the option was exercised.

Restricted Stock. Unless the participant elects to recognize its value as income at the time of the grant, by filing an election under Section 83(b) of the Code, restricted stock is taxable to a participant as ordinary income when it becomes vested.

Restricted Stock Units. When shares of our common stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income.

Miscellaneous

Generally, awards granted under the Amended Plan shall be nontransferable except by will or by the laws of descent and distribution. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. Awards will be subject to applicable tax withholding requirements, and the compensation committee may authorize the withholding of shares subject to the award to satisfy required tax withholding. The Amended Plan will expire on June 27, 2035.

New Plan Benefits under the Amended Plan

Awards granted under the Amended Plan to our executive officers, directors and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended Plan, and our Board and Compensation Committee have not granted any awards under the Amended Plan subject to shareholder approval of the Plan Amendment. Accordingly, the benefits or amounts that will be received by, or allocated to, the Company’s named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees (including all current officers who are not executive officers) as a group under the Amended Plan, are not determinable.

Plan Benefits under the Amended Plan

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares subject to awards that have been granted under the Amended Plan as of the Record Date.

Name and Principal Position	Number of Shares
Milton H. Werner, Former Chief Executive Officer	5,456,932
Joseph Frattaroli, Former Chief Financial Officer	29,032
Garth Lees-Rolfe, Former Chief Financial Officer	566,695
All current executive officers (three executive officers)	3,142,967
All current non-employee directors	2,875,531
Each nominee for election as a director	432,410
Each associate of any of such directors, executive officers or nominees	—
Each other person who received or is to receive five percent of such options, warrants or rights	—
All employees (other than executive officers and directors)	2,988,561

Vote Required and Board of Directors' Recommendation

The approval of Proposal No. 3 requires the affirmative vote of a majority of the issued and outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes will have no effect on this matter.

The Board of Directors deems Proposal No. 3 “Approval of an Amendment to the Company’s 2020 Equity Incentive Plan Include an Automatic “Evergreen” Provision and to Extend the Term of Such Plan” to be in our and our stockholders' best interests and unanimously recommends a vote “FOR” approval thereof.

MANAGEMENT AND CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers and directors as of May 1, 2025:

Name	Age	Position
Executive Officers:
Mark Iwicki	58	Chief Executive Officer and Director
Chris Cabell, M.D.	56	President and Head of Research and Development
David McIntyre	54	Chief Financial Officer
Non-Employee Directors:
Amit Munshi(1)(3)	57	Director
Roberto Bellini(7)	45	Director
Arvind Kush(5)(3)	42	Director
David Canner, Ph.D.(4)	37	Director
Dennis Berman(2)(6)	74	Director
Vincent Aurentz(2)(4)	57	Director
Roy Freeman, M.D.	73	Director

(1) Chairperson of the Board of Directors
(2) Member of the audit committee
(3) Member of the compensation committee
(4) Member of the corporate governance and nominating committee
(5) Chair of audit committee
(6) Chair of compensation committee
(7) Chair of corporate governance and nominating committee

Executive Officers

Mark Iwicki has served as our Chief Executive Officer and a member of our Board of Directors since February 2025. Mr. Iwicki previously served as Chief Executive Officer of KALA BIO, Inc., a clinical-stage biopharmaceutical company, from September 2015 to February 2025, where he served as President from August 2017 to December 2021 and as Executive Chair of board of directors from April 2015 to September 2015. From January 2014 to November 2014, Mr. Iwicki served as President and Chief Executive Officer of Civitas Therapeutics, Inc., a biopharmaceutical company. From December 2012 to January 2014, Mr. Iwicki served as President and Chief Executive Officer at Blend Therapeutics, Inc., a biopharmaceutical company. From October 2007 to June 2012, Iwicki served in several roles, including Chief Commercial Officer, President and Chief Operating Officer and Director and Chief Executive Officer at Sunovion Pharmaceuticals Inc., formerly Sepracor Inc. Prior to that, Mr. Iwicki was Vice President and Business Unit Head at Novartis Pharmaceuticals Corporation, a biopharmaceutical company, from March 1998 to October 2007. Earlier in his career, Mr. Iwicki held management positions at Astra Merck Inc. and Merck & Co., Inc. Mr. Iwicki currently serves as the Chair of the boards of directors of KALA BIO, Inc. and Third Harmonic Bio, Inc., and also serves on the boards of directors of Merus NV, Akero Therapeutics, Inc. and Q32 Bio Inc. Mr. Iwicki formerly served on the board of Aimmune Therapeutics, Inc. and Pulmatrix Inc. Mr. Iwicki received his M.B.A. from Loyola University and his B.S. in Business Administration from Ball State University. We believe that Mr. Iwicki’s extensive experience as a pharmaceutical industry leader managing all stages of drug development and commercialization in multiple therapeutic areas qualifies him to serve as a member of the Board.

Chris Cabell, M.D. has served as our President and Head of Research and Development since February 2025. Prior to this, Dr. Cabell served as Chief Executive Officer of CorHepta Pharmaceuticals, Inc., a biotechnology company, which was acquired by Inhibikase. Previously, he served as Chief Medical Officer at Zura Bio, a clinical-stage biopharmaceutical company, from January 2023 to January 2024, and as Chief Medical Officer and Head of Clinical Development at Emergent BioSolutions, a public health company, from February 2021 to January 2023. Prior to that, he spent 3 years at Arena Pharmaceuticals, a then-publicly traded biopharmaceutical company with increasing responsibilities, including Senior Vice President, Head of Clinical Development, Chief Medical Officer and Executive Vice President, Head of Research and Development, from October 2017 to November 2020. Dr. Cabell started his career as an Associate Professor of Medicine in the Division of Cardiology, Department of Medicine, Duke University School of Medicine. Dr. Cabell is a Fellow of the American College of Cardiology and has over 100 peer reviewed publications including in the New England Journal of Medicine, JAMA, and Annals of Internal Medicine. Board certified in both internal medicine and cardiovascular diseases, Dr. Cabell is a honors graduate of Pennsylvania State University and Duke University, earning both his M.D. and M.H.S. from the latter.

David McIntyre has served as our Chief Financial Officer since April 2025. Prior to joining us, Mr. McIntyre served as Chief Financial Officer of Anthos Therapeutics, Inc., a clinical-stage biopharmaceutical company, Tessa Therapeutics, Inc., a cell-therapy biotechnology company, and AVITA Medical, Inc., a regenerative medicine company, from November 2021 to April 2025, November 2020 to November 2021, November 2019 to November 2020, respectively. Prior to that, Mr. McIntyre served as a Partner at Apple Tree Partners, a life science venture capital and growth equity fund from December 2012 to April 2020. Prior to Apple Tree Partners, Mr. McIntyre was Executive Vice President, Chief Financial Officer and Chief Operating Officer at HeartWare® International, Inc. Earlier in his career, Mr. McIntyre practiced as a senior attorney at Baker McKenzie and KPMG. Mr. McIntyre currently serves on the board of directors of Starpharma Holdings Limited, a biopharmaceutical company, and previously served as a director of Redflex Holdings Ltd. Mr. McIntyre holds a Bachelor of Economics (Accounting) from the University of Sydney, Australia, a Bachelor of Laws from the University of Technology, Sydney, Australia and a Master of Business Administration (MBA) from Duke University Fuqua School of Business (Fuqua Scholar) from Durham, North Carolina, USA. Mr. McIntyre is a Certified Practicing Accountant and is also admitted as a legal practitioner of the Supreme Court of New South Wales and of the High Court of Australia.

Non-Employee Directors

Amit Munshi has served as a member of our Board of Directors since October 2024. Mr. Munshi served as the President, Chief Executive Officer and as a board member of Orna Therapeutics, Inc. (“Orna”), a biotechnology company, from May 2024 to April 2025. Prior to this, Mr. Munshi served as the President, Chief Executive Officer and as a board member of ReNAgade Therapeutics, Inc., an RNA therapeutics company, from May 2023 until its acquisition by Orna in May 2024. Mr. Munshi also has served as chairman of the board of directors of Zura Bio Limited (“Zura”), a publicly traded biotechnology company, since March 2023, and as a director and the chairman of the board of directors of Zura’s accounting predecessor since November 2022. Mr. Munshi has served as a member of the board of directors and audit committee of Galecto Inc., a publicly traded clinical-stage biotechnology company, since May 2020 and as the chairman of the board of Enterprise Therapeutics, a drug discover company, since January 2020. Mr. Munshi was President and Chief Executive Officer of Arena Pharmaceuticals Inc., a then-publicly traded biopharmaceutical company, from May 2016 to March 2022 and a member of its board of directors from June 2016 until its acquisition by Pfizer in March 2022. Mr. Munshi also served as a member of the board of directors and audit committee of Pulmatrix Inc., a publicly traded clinical-stage biopharmaceutical company, from June 2017 until March 2021. Previously, from May 2012 until May 6, 2016, Mr. Munshi was the Chief Executive Officer of Epirus Biopharmaceuticals, which filed for bankruptcy on July 25, 2016. Prior to Epirus, Mr. Munshi was Chief Executive Officer of Percivia LLC, which was later acquired by Johnson & Johnson, and Chief Business Officer and co-founder of Kythera Biopharmaceuticals Inc., which was subsequently acquired by Allergan. Mr. Munshi holds a B.S. in Economics and a B.A. in History from the University of California, Riverside, and an M.B.A. from the Peter F. Drucker School of Management at Claremont Graduate University. We believe Mr. Munshi’s global biopharmaceutical industry experience in executive management, business development, product development and portfolio management qualifies him to serve on our Board of Directors.

Roberto Bellini has served as a member of our Board of Directors since October 2024. Mr. Bellini currently serves as a Managing Partner at BSQUARED Capital Inc., a family office biotech fund, since 2023. He has also served as a director of BIOTECanada, a biotechnology industry association, since May 2016, where he is currently a member of Executive Committee and previously served as Vice Chair from May 2016 and June 2019 and from July 2021 and July 2024. Mr. Bellini served as President and Chief Executive Officer and a director of BELLUS Health, a late-stage biopharmaceutical company, between January 2010 and July 2023. Under his leadership BELLUS Health developed camlipixant, a P2X3 antagonist for chronic cough from preclinical to Phase 3. BELLUS Health was subsequently acquired by GSK plc in 2023. Mr. Bellini holds a Bachelor of Science in Biochemistry from McGill University. We believe Mr. Bellini’s experience in biotechnology industry qualifies him to serve on our Board of Directors.

Arvind Kush has served as a member of our Board of Directors since October 2024. Mr. Kush has served as Chief Financial and Chief Business Officer of Candid Therapeutics, Inc. (“Candid”), a biotechnology company, since July 2024. Prior to Candid, Arvind was Chief Financial Officer at RayzeBio, Inc., a biotechnology company, from November 2021 until its acquisition by Bristol Meyers Squibb in February 2024. Previously, Mr. Kush served in increasing responsibility, most recently as managing director in the Healthcare Group in the Global Corporate Investment Banking Division at BofA Securities from February 2018 until November 2021, advising biopharmaceutical companies on strategic and financing transactions. Mr. Kush holds a Bachelor in Engineering in Computer Science from Visvesvaraya Technological University and an MBA from Goizueta Business School, Emory University. We believe Mr. Kush’s investment banking background and experience in the biotechnology industry uniquely qualify him to serve on our Board of Directors.

David Canner, Ph.D. has served as a member of our Board of Directors since October 2024. Dr. Canner is a partner at Soleus Capital, a healthcare investment firm, which he joined in 2018. Dr. Canner has served as an investor in biotechnology companies for the past six years and has served on the board of directors of privately held life sciences companies in therapeutics and next-generation diagnostics. Dr. Canner holds a B.A. in Chemistry from Princeton University and a Ph.D. in Biology from the Massachusetts Institute of Technology. We believe Dr. Canner’s experience in life sciences industry as well as his service on the boards of directors of numerous companies qualifies him to serve on our Board of Directors.

Dennis Berman has served as a member of our Board of Directors since December 2020. Currently, Mr. Berman is President of Molino Ventures, a board advisory and venture capital firm, since June 2017. Previously, he was Co-founder and Executive Vice President of Corporate Development of Tocagen Inc., a then-publicly traded gene therapy company, from July 2007 to April 2017. Other public companies for which Mr. Berman has served as a seed investor, co-founder, and/or board member include InterVu Inc., one of the first software-as-a-service companies, which was acquired by Akamai; Kintera Inc., an online fundraising pioneer, which was acquired by Blackbaud; Gensia Pharmaceuticals, Inc., focused on purine/pyrimidine metabolism compounds, which was acquired by Teva; and Viagene Therapeutics Inc., a U.S. gene therapy company, which was acquired by Chiron/Novartis. In addition, he was co-founder of Genovo, a private gene therapy company. Mr. Berman also was a seed investor in Calabrian, a private water treatment company, which was acquired by SK Capital. Earlier, Mr. Berman was a corporate law partner at several large law firms, including Sonnenschein Nath & Rosenthal, now Dentons, and Reavis & McGrath, now Norton Rose Fulbright. Mr. Berman holds a Bachelor of Science from Wharton School in Accounting/ Economics, a Bachelor of Arts from the University of Pennsylvania in Economics and is a graduate of Harvard Law School. He has been an Entrepreneur in Residence at Harvard’s Innovation Lab (i-lab) and a guest speaker at Harvard School of Public Health. We believe Mr. Berman’s skills in corporate governance, corporate finance, and value creation in early and late stage pharmaceutical and biotechnology companies qualifies him to serve on our board of directors.

Vincent Aurentz has served as a member of our Board of Directors since February 2025. Mr. Aurentz currently serves on the board of directors of Forward Therapeutics, Inc., a biopharmaceutical company, since December 2024 and was a member of the board of directors of Longboard Pharmaceuticals, Inc., a then-publicly traded clinical-stage biopharmaceutical company, from August 2016 until its acquisition by Lundbeck A/S in December 2024. Previously, he served as Executive Vice President and Chief Business Officer at Arena Pharmaceuticals, a then-publicly traded biopharmaceutical company, from August 2016 until its acquisition by Pfizer in March 2022. Mr. Aurentz was the Chief Business Officer of Epirus Biopharmaceuticals, Inc. from November 2015 to August 2016 and served as President and member of the board of directors of HemoShear Therapeutics, LLC from July 2013 to November 2015. Prior to that, Mr. Aurentz spent almost a decade at Merck KGaA in various executive leadership roles focused on corporate development and strategy including Executive Vice President and member of the Executive Management Board at Merck Serono S.A. (a division of Merck KGaA) where he directed research and development programs, portfolio strategy and headed all deal activity and venture investments. Mr. Aurentz is a former Executive Vice President at Quintiles and a Co-founder/Managing Director of a venture capital and advisory business. He was a partner with CSC Healthcare, the life sciences strategic management consulting division of Computer Sciences Corporation, after starting his career and working for 8 years at Andersen Consulting (now Accenture). Mr. Aurentz holds a B.S. in Mathematics from Villanova University. We believe Mr. Aurentz extensive experience in biopharmaceutical industry qualifies him to serve on our Board of Directors.

Non-Continuing Director

Roy Freeman, M.D. has served as a member of our Board of Directors since December 2020. Dr. Freeman is a Professor of Neurology at the Harvard Medical School since 1979 and the Director of the Center for Autonomic and Peripheral Nerve Disorders at Beth Israel Deaconess Medical Center in Boston, Massachusetts since 2000. Dr. Freeman is the former chairman of the World Federation of Neurology research group on the autonomic nervous system, former president of the American Autonomic Society, and former chairman of the Autonomic Section of the American Academy of Neurology. He served on the Executive Committee and the Steering Committee of the Analgesic, Anesthetic, and Addiction Clinical Trial Translations, Innovations, Opportunities, and Networks (ACTTION), a public-private partnership with the United States FDA. Dr. Freeman is Editor-in-Chief of Autonomic Neuroscience: Basic and Clinical and on the editorial boards of The Journal of the Peripheral Nervous System and Clinical Autonomic Research. He is a founder of several companies in pain and neurodegenerative disease and is on the scientific advisory boards of many large and small pharmaceutical and biotechnology companies. He is a former director of Cutaneous Neurodiagnostic Life Sciences and NeuroBo Pharmaceuticals. His research and clinical interests are in biomarker development in neurodegenerative disease, the physiology and pathophysiology of the small nerve fibers and the autonomic nervous system, and clinical trial design methodology in peripheral and central nervous system disease. He is the principal investigator on NIH-funded studies on the neurological complications of diabetes, the neurobiology of stress, and biomarker development in neuropathic pain and alpha-synucleinopathies. He has been a principal investigator on many neurodegenerative diseases and neuropathic pain clinical trials. He has authored more than 300 original reports, chapters, and reviews. Dr. Freeman received his medical degree from the University of Cape Town.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this Amendment, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

Board of Directors Composition

Our Board of Directors currently consists of eight members. The number of directors will be fixed by our Board of Directors, subject to the terms of our amended and restated certificate of incorporation and amended and restated bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

Our amended and restated certificate of incorporation provides that our Board of Directors will be divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our current directors are divided among the three classes as follows:

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the Class I directors are Mr. Iwicki, Mr. Bellini and Mr. Aurentz, and their terms will expire at the annual meeting of stockholders to be held in 2027;
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the Class II directors are Mr. Munshi, Dr. Canner and Dr. Freeman, and their terms will expire at the annual meeting of stockholders to be held in 2025; and
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the Class III directors are Mr. Kush and Mr. Berman, and their terms will expire at the annual meeting of stockholders to be held in 2026.

At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our amended and restated certificate of incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company. In addition, under the terms of our amended and restated certificate of incorporation and our amended and restated bylaws, members of our Board of Directors may only be removed for cause. This may also have the effect of delaying or preventing changes in control of our company.

Director Independence

Our common stock is listed on the Nasdaq Capital Market (“Nasdaq”). Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of its initial public offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934 (the “Exchange Act”). Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board of directors committee:(1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each non-employee director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of our non-employee directors have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and Rule 10A-3 and Rule 10C-1 under the Exchange Act. Only Mr. Iwicki is not independent under Nasdaq’s independence standards.

In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”

Board of Directors Leadership Structure

As a general policy, our Board of Directors believes that separation of the positions of Chairperson and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As such, Mr. Iwicki serves as our Chief Executive Officer and Mr. Munshi serves as the Chairperson of our Board of Directors.

Board of Directors Committees

Our Board of Directors has established three standing committees of the board consisting of an audit committee, a compensation committee and a corporate governance and nominating committee, each of which has the composition and the responsibilities described below.

Audit Committee

Mr. Kush, Mr. Aurentz and Mr. Berman, each of whom is a non-employee member of our Board of Directors, comprise our audit committee. Mr. Kush is the chair of our audit committee, and is our audit committee financial expert, as that term is defined under the applicable SEC rules, and possesses financial sophistication, as defined under the rules of Nasdaq. All of the members of our audit committee are independent, as that term is defined under the rules of Nasdaq. Our audit committee is responsible for overseeing our corporate accounting and financial reporting process, assisting our Board of Directors in monitoring our financial systems, and overseeing legal, healthcare and regulatory compliance. Our audit committee also:

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appoints, approves the compensation of, and evaluates the independence of the independent registered public accounting firm;
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pre-approves audit and non-audit services to be provided by the independent registered public accounting firm;
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reviews financial statements and discusses with management and the independent registered public accounting firm our annual audited and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
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recommends, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether the audited financial statements shall be included in our Annual Report on Form 10-K;
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reviews the Company’s earnings releases;
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reviews the adequacy and effectiveness of our internal controls and disclosure controls and procedure;
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prepares the audit committee report that the SEC requires to be included in our annual proxy statement;
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reviews reports and communications from the independent registered public accounting firm;
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oversees risk management programs, including the privacy and cybersecurity risks and programs;
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reviews related party transactions; and
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establishes and oversees procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter, which we believe satisfies the applicable rules of the SEC and the listing standards of Nasdaq. The audit committee charter can be found on the “Governance Documents” section of our website at https://www.inhibikase.com/investors/corporate-governance/governance-documents. During 2024, our audit committee held four meetings.

Compensation Committee

Mr. Berman, Mr. Munshi and Mr. Kush, each of whom is a non-employee member of our Board of Directors, comprise our compensation committee. Mr. Berman is the chair of our compensation committee. All of the members of our compensation committee are independent, as that term is defined under the rules of Nasdaq. Our compensation committee oversees our compensation policies, plans and benefits programs. The compensation committee also:

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oversees our overall compensation philosophy and compensation policies, plans and benefit programs;
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reviews and recommends to our Board of Directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
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reviews and approves the compensation of our other executive officers;
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reviewing and recommending to the board of directors the compensation of our directors, including compensation under any equity-based plans;
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reviews and recommends to our Board of Directors our policies and procedures for the grant of equity-based awards;
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administers our equity compensation plans;
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prepares the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be an emerging growth company or a smaller reporting company; and
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retains and approves the compensation of any compensation advisors.

The compensation committee may delegate to one or more officers of the Company the authority to make grants and awards of stock rights or options to any non-Section 16 officer of the Company under such of the Company’s incentive-compensation or other equity-based plans as the compensation committee deems appropriate and in accordance with the terms of such plans.

Our compensation committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq. The compensation committee charter can be found on the “Governance Documents” section of our website at https://www.inhibikase.com/investors/corporate-governance/governance-documents. During 2024, our compensation committee held two meetings.

Corporate Governance and Nominating Committee

Mr. Bellini, Dr. Canner and Mr. Aurentz, each of whom is a non-employee member of our Board of Directors, comprise our corporate governance and nominating committee. Mr. Bellini is the chair of our corporate governance and nominating committee. All members are independent, as that term is defined under the rules of Nasdaq. Our corporate governance and nominating committee oversees and assists our Board of Directors in reviewing and recommending nominees for election as directors. Specifically, the corporate governance and nominating committee:

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develops and recommends to our Board of Directors criteria for board and committee membership;
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identifies, evaluates and makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees;
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considers and makes recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;
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evaluates the adequacy of our corporate governance practices and reporting; and
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oversees the evaluation of our Board of Directors.

Our corporate governance and nominating committee operates under a written charter, which we believe satisfies the applicable rules of the SEC and the listing standards of Nasdaq. The corporate governance and nominating committee charter can be found on the “Governance Documents” section of our website at

https://www.inhibikase.com/investors/corporate-governance/governance-documents. During 2024, our corporate governance and nominating committee held four meetings.

Process for Identifying and Evaluating Nominees for the Board of Directors

Director Qualifications

The corporate governance and nominating committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

Identifying Nominees

The corporate governance and nominating committee has two primary methods for identifying director candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the nominating committee will solicit ideas for possible candidates from a number of sources, including members of the Board of Directors, our executive officers and individuals personally known to the members of the Board of Directors. Second, the corporate governance and nominating committee is authorized to use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firm’s fees and other retention terms).

Stockholder Candidates

The corporate governance and nominating committee will consider candidates for nomination as a director submitted by stockholders. Although the corporate governance and nominating committee does not have a separate policy that addresses the consideration of director candidates recommended by stockholders, the Board of Directors does not believe that such a separate policy is necessary because our amended and restated bylaws permit stockholders to nominate candidates and one of the duties set forth in the corporate governance and nominating committee charter is to consider director candidates submitted by stockholders in accordance with our amended and restated bylaws. The corporate governance and nominating committee will evaluate individuals recommended by stockholders for nomination as directors according to the criteria discussed above and in accordance with our Amended and Restated Bylaws.

Review of Director Nominees

The corporate governance and nominating committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. In evaluating proposed director candidates, the corporate governance and nominating committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of our business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The corporate governance and nominating committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.

Stockholder Proposals and Nominations

In order for a stockholder to nominate a person for election as a director at the 2026 Annual Meeting of stockholders, you must provide written notice to Inhibikase Therapeutics, Inc., 1000 N. West Street, Suite 1200, Wilmington, DE 19801, c/o Corporate Secretary. The notice of a proposed director nomination must provide information and documentation as required in our Amended and Restated Bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders; and any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be). A copy of the Amended and Restated Bylaw requirements will be provided upon request to the Corporate Secretary at the address above. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies for the Company’s 2026 Annual Meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit a notice of matters to be considered at an Annual Meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b).

Stockholder Communications with the Board of Directors

Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by submitting a communication in an envelope addressed to the “Board of Directors,” a specifically named independent director or the “Independent Directors” as a group, in care of the Corporate Secretary. All such communications will be conveyed, as applicable, to the full Board of Directors, the specified independent director or the independent directors as a group.

Board and Committee Meetings Attendance

The full Board of Directors met sixteen times during 2024. During 2024, each member of the Board of Directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served). Directors are encouraged to attend the annual meeting of stockholders. Last year, we held an annual meeting of stockholders on June 7, 2024, at which our two continuing directors who were members of the Board of Directors at such time were present.

Compensation Committee Interlocks and Inside Participation

None of the members of our compensation committee are or have been an officer or employee of our company. None of our executive officers currently serve, or in the past fiscal year has served, on the Board of Directors or compensation committee (or other Board of Directors’ committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Risk Oversight

In its governance role, and particularly in exercising its duty of care and diligence, our Board of Directors is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board of Directors has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is available on our website at www.inhibikase.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of code of business conduct and ethics by posting such information on our website identified above. The inclusion of our website address in this Report does not include or incorporate by reference the information on our website into this Report. We will provide any person, without charge, upon request, a copy of our code of conduct and ethics. Such requests should be made in writing to the attention of Mr. Mark Iwicki, Chief Executive Officer at Inhibikase Therapeutics, Inc., c/o Inhibikase Therapeutics, Inc., 1000 N. West Street, Suite 1200, Wilmington, DE 19801.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees, and designated consultants, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards that are applicable to us. A copy of our insider trading policy is filed as Exhibit 19.1 of the Original Filing.

In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.

Rule 10b5-1 Trading Plan Policy

We have adopted a Rule 10b5-1 trading plan policy, which permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.

Policy Regarding Timing of Awards of Options and Other Option-Like Instruments

We provide the following discussion of the timing of stock appreciation rights awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. Our Board of Directors generally grants annual equity awards, including stock option grants to our named executive officers, in the first quarter of each fiscal year. In addition, new hires receive stock option grants at the time of their hiring.

Our Board of Directors approved the stock option awards to Dr. Werner and Mr. Lees-Rolfe on April 1, 2024. The grant to Mr. Lees-Rolfe was made in connection with the compensation arrangement related to his appointment as Chief Financial Officer, which was announced pursuant to the filing of a Current Report on Form 8-K/A on April 2, 2024. In accordance with the requirements of the SEC, the following table discloses additional information with respect to the stock options that we awarded to Dr. Werner and Mr. Lees-Rolfe on April 1, 2024.

In addition, our Board of Directors approved the stock options awards to Dr. Werner and Mr. Lees-Rolfe on October 9, 2024, which were granted in connection with the private placement financing transaction that was announced that same day pursuant to a filing of a Current Report on Form 8-K. Certain of such stock option awards were granted (i) with an exercise price at a premium to the market price and (ii) will only be exercisable following the expiration of the exercise period of the Series A-1 Warrants and Series B-1 Warrants in the same proportions as the Series A-1 Warrants and Series B-1 Warrants, as applicable, are actually exercised. In accordance with the requirements of the SEC, the following table discloses additional information with respect to the stock options that we awarded to Dr. Werner and Mr. Lees-Rolfe on October 9, 2024.

Our Board of Directors did not take material nonpublic information into account when determining the timing or terms of these awards. The grant date was selected based on the date on which our Board of Directors finalized and approved the awards.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award	Grant Date Fair Value of the Award(1)

Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information

Milton H. Werner, Ph.D.	4/1/2024	45,000	$2.16(2)	$70,366	0.5%
	10/9/2024	5,315,056	$1.26	$5,322,601	9.2%, 16.7%(3)
	10/9/2024	2,207,671	$1.45	$1,744,088	9.2%, 16.7%(3)
	10/9/2024	4,059,744	$1.58	$3,044,808	9.2%, 16.7%(3)
Garth Lees-Rolfe	4/1/2024	90,000	$2.16(2)	$140,732	0.5%
	10/9/2024	470,861	$1.26	$471,529	9.2%, 16.7%(3)
	10/9/2024	235,383	$1.45	$185,956	9.2%, 16.7%(3)
	10/9/2024	432,853	$1.58	$324,640	9.2%, 16.7%(3)

(1) The amount reported in this column reflects the grant date fair value of the stock options as determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. For a discussion of the assumptions and methodologies used to value the award, please see the discussion of option awards contained in the notes to the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 27, 2025.

(2) On October 9, 2024, the Board of Directors approved the repricing of these stock options to $1.26, subject to approval by our stockholders, which was attained on January 3, 2025. For a discussion of the repricing, see below under “Executive Compensation—Executive Equity Compensation.”

(3) We filed a current report on Form 8-K on October 9, 2024 and a separate current report on Form 8-K on October 10, 2024. The percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information for each of these dates was 9.2% and 16.7%, respectively.

Compensation Clawback Policy

In accordance with the requirements of the SEC and Nasdaq listing rules, we have adopted a compensation clawback policy. The compensation clawback policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Limitation of Liability and Indemnification

Our amended and restated certificate of incorporation and amended and restated bylaws, which became effective upon the completion of our initial public offering, provides that we indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. Delaware law prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:

•
any breach of the director’s duty of loyalty to us or to our stockholders;
•
acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•
unlawful payment of dividends or unlawful stock repurchases or redemptions; and
•
any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our amended and restated certificate of incorporation does not eliminate a director’s duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we are also empowered to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

EXECUTIVE COMPENSATION

Our named executive officers for the fiscal year ended December 31, 2024 (also referred to herein as “fiscal 2024”), who consist of our principal executive officer and our two next most highly compensated executive officer, are:

•
Milton H. Werner, Ph.D., our former President and Chief Executive Officer;

•
Joseph Frattaroli, C.P.A., our former Chief Financial Officer1; and

•
Garth Lees-Rolfe, C.P.A, our former Chief Financial Officer2

(1)
As previously announced on January 16, 2024, on March 31, 2024, Mr. Frattaroli stepped down from his role as Chief Financial Officer, and Garth Lees-Rolfe, our then-Vice President of Finance, took over this role.
(2)
Mr. Lees-Rolfe has stepped down from his role as Chief Financial Officer, effective on April 11, 2025.

Summary Compensation Table

The following table sets forth information regarding the compensation of our named executive officers for the fiscal years ended December 31, 2024 and December 31, 2023:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Milton H. Werner, Ph.D.	2024	523,004	—	7,174,108	267,750	15,761	7,980,623
Former President and Chief Executive Officer	2023	510,000	—	113,472	170,850	17,107	811,429
Joseph Frattaroli, CPA	2024	354,868	—	15,515	—	—	370,383
Former Chief Financial Officer	2023	408,333	—	48,631	123,000	—	579,964
Garth Lees-Rolfe	2024	306,990	—	799,694	103,500	—	1,210,184
Former Chief Financial Officer
(1)
Dr. Werner’s annual base salary rate increased from $510,000 to $535,500 effective April 1, 2024. Mr. Lee-Rolfe's annual base salary rate increased to $345,000 effective April 1, 2024. Mr. Frattaroli’s annual base salary rate increased from $400,000 to $410,000 effective March 1, 2023.
(2)
The amount reported in this column for each named executive officer represents the aggregate grant date fair value of the option award made to such named executive officer, as calculated in accordance with FASB Accounting Standards Codification Topic 718, or ASC 718. The amounts also reflect the incremental fair value with respect to the option repricing that took place on October 9, 2024, in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value such option awards and incremental fair value. For a discussion of the assumptions and methodologies used to value the award, please see the discussion of option awards contained in the notes to the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 27, 2025.
(3)
The amount reported in this column for each named executive officer represents the award earned by such named executive officer under our annual performance-based cash incentive program in respect of the applicable fiscal year. These amounts were paid in the first quarter of the following year to which they relate.
(4)
The amount reported in this column represents $5,023 paid by us for Dr. Werner’s life insurance policy premiums and $12,084 paid by us for Dr. Werner’s automobile expenses.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2024:

	Option Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Milton H. Werner, Ph.D. (18)	11/1/2015	(1)	3,643	—		1.26	11/1/2025
	11/1/2016	(2)	3,643	—		1.26	11/1/2026
	11/1/2017	(3)	3,643	—		1.26	11/1/2027
	11/1/2018	(4)	3,643	—	—	1.26	1/1/2028
	11/1/2019	(5)	3,643	—	—	1.26	11/1/2029
	12/22/2020	(7)	16,667	—	—	1.26	12/22/2030
	3/7/2022	(8)	19,115	1,719	—	1.26	3/7/2029
	3/7/2022	(9)	15,625	—	—	1.26	3/7/2029
	3/1/2023	(10)	20,563	14,437	—	1.26	3/1/2030
	3/1/2023	(11)	8,750		—	1.26	3/1/2030
	4/1/2024	(12)	—	45,000	—	1.26	4/1/2031
	4/1/2024	(13)	—		45,000	1.26	4/1/2034
	10/9/2024	(15)	5,315,056	—	—	1.26	10/9/2034
	10/9/2024	(16)	—		2,207,671	1.45	10/9/2034
	10/9/2024	(17)	—		4,059,744	1.58	10/9/2034

Garth Lees-Rolfe	11/28/2022	(6)	3,889	1,945	—	1.26	11/28/2029
	4/1/2024	(14)	—	90,000	—	1.26	4/1/2031
	10/9/2024	(15)	470,861		—	1.26	10/9/2034
	10/9/2024	(16)	—	—	235,383	1.45	10/9/2034
	10/9/2024	(17)	—	—	432,853	1.58	10/9/2034

Joseph Frattaroli (19)	12/22/2020	(7)	16,667	—	—	1.26	12/22/2027
	3/7/2022	(8)	6,948	—	—	1.26	3/7/2029
	3/1/2023	(10)	5,417	—	—	1.26	3/1/2030
(1)
All of the shares subject to this option vested as of November 1, 2016.
(2)
All of the shares subject to this option vested as of November 1, 2017.
(3)
All of the shares subject to this option vested as of November 1, 2018.
(4)
All of the shares subject to this option vested as of November 1, 2019.
(5)
All of the shares subject to this option vested as of November 1, 2020.
(6)
With respect to the option award granted to Mr. Lees-Rolfe on November 22, 2022 that is disclosed in this row, one-third of each such option award will vest annually on the grant date anniversary (commencing with November 1, 2023), subject generally to the relevant named executive officer’s continued service through each vesting date.
(7)
With respect to the option awards granted to Dr. Werner and Mr. Frattaroli on December 22, 2020 that are disclosed in these rows, one-third of each such option award vested and became exercisable on the first anniversary of the closing of our initial public offering (i.e., December 28, 2021), and the remainder vested and became exercisable in 24 equal monthly installments thereafter (commencing with January 1, 2022), subject generally to the relevant named executive officer’s continued service through each vesting date.
(8)
With respect to the option awards granted to Dr. Werner and Mr. Frattaroli on March 7, 2022 that are disclosed in these rows, one-third of each such option award vested and became exercisable on March 7, 2023, and the remaining portion will vest and become exercisable in 24 equal monthly installments thereafter (commencing with April 1, 2023), subject generally to the relevant named executive officer’s continued service through each vesting date.
(9)
With respect to the option award granted to Dr. Werner on March 7, 2022 that are disclosed in this row, each such option award is subject to performance conditions and will vest and become exercisable only if and when the performance conditions have been met. There is no assurance that the performance conditions will be met, and therefore, all or a portion of these option awards may never vest or become exercisable. As of December 31, 2024, certain performance conditions were met.
(10)
With respect to the option awards granted to Dr. Werner and Mr. Frattaroli on March 1, 2023 that are disclosed in these rows, one-third of each such option award will vest and become exercisable on March 1, 2024, and the remaining portion will vest and become exercisable in 24 equal monthly installments thereafter (commencing with April 1, 2024), subject generally to the relevant named executive officer’s continued service through each vesting date.
(11)
With respect to the option award granted to Dr. Werner on March 1, 2023 that is disclosed in this row, such option award is subject to performance conditions and will vest and become exercisable only if and when the performance conditions have been met. There is no assurance that the performance conditions will be met, and therefore, all or a portion of these option awards may never vest or become exercisable. As of December 31, 2024, certain performance conditions were met.
(12)
With respect to the option award granted to Dr. Werner on April 1, 2024 that is disclosed in this row, one-third of each such option award will vest and become exercisable on April 1, 2025, and the remaining portion will vest and become exercisable in 24 equal monthly installments thereafter (commencing with May 1, 2025), subject generally to the relevant named executive officer’s continued service through each vesting date.
(13)
With respect to the option award granted to Dr. Werner on April 1, 2024 that is disclosed in this row, such option award is subject to performance conditions and will vest and become exercisable only if and when the performance conditions have been met. There is no assurance that the performance conditions will be met, and therefore, all or a portion of these option awards may never vest or become exercisable. As of December 31, 2024, no performance conditions were met.
(14)
With respect to the option award granted to Mr. Lees-Rolfe on April 1, 2024 that is disclosed in this row, one-third of each such option award will vest and become exercisable on the grant date anniversary (commencing with April 1, 2025),, subject generally to the relevant named executive officer’s continued service through each vesting date.
(15)
With respect to the option awards granted to Dr. Werner and Mr. Lees-Rolfe on October 9, 2024 that are disclosed in these rows, the full amount of such option award vested on Grant Date.
(16)
With respect to the option awards granted to Dr. Werner and Mr. Lees-Rolfe on October 9, 2024 that are disclosed in these rows, upon the exercise period of the Series A-1 Warrants such option award will vest following the expiration of the exercise period of the Series A-1 Warrants in an amount proportional to the actual number of Series A-1 Warrants exercised, subject generally to the relevant named executive officer's continued service through the vesting date.
(17)
With respect to the option awards granted to Dr. Werner and Mr. Lees-Rolfe on October 9, 2024 that are disclosed in these rows, upon the exercise period of the Series B-1 Warrants such option award will vest following the expiration of the exercise period of the Series B-1 Warrants in an amount proportional to the actual number of Series B-1 Warrants exercised, subject generally to the relevant named executive officer's continued service through the vesting date.
(18)
Pursuant to the Werner Separation Agreement and Werner Consulting Agreement, all of Dr. Werner’s outstanding time-based equity awards were accelerated upon his termination as Chief Executive Officer, his performance-based awards shall accelerate upon completion of his consulting services under the Werner Consulting Agreement and all stock options held by him will remain exercisable through their original expiration date, in each case subject to the approval of our Board of Directors.
(19)
In connection with Mr. Frattaroli’s retirement on March 31, 2024, the exercise period for each of Mr. Frattaroli’s vested option awards subject to time-based vesting was extended until the original expiration date of each of such option award.

Narrative Disclosure to Summary Compensation Table

Milton H. Werner, Ph.D. Employment Agreement (the “Werner Employment Agreement”)

Dr. Werner resigned from his position as President, Chief Executive Officer and director effective February 13, 2025. Prior to his resignation, Dr. Werner received an annual base salary of $535,500 (with the increase from $510,000 to such rate effective April 1, 2024) and was eligible to receive an annual performance-based cash incentive with a target amount equal to 50% of his annual base salary, which incentive was earned based on the achievement of performance goals established by the compensation committee of our Board of Directors in the first quarter of the relevant fiscal year. The performance goals could have included a number of factors, such as the successful progression of clinical trials, pre-clinical trials and development, the successful submission of regulatory filings, the discovery and development of additional candidate molecules, the entry into of one or more strategic partnerships, the adequacy of the Company’s working capital, investor relations and successful organizational growth.

Pursuant to the Werner Employment Agreement, Dr. Werner is subject to one-year post-termination non-competition and non-solicitation of employees and clients covenants. He is also bound by confidentiality obligations.

In the event of a termination of Dr. Werner’s employment by the Company without “Cause” or by Dr. Werner for “Good Reason” that, in each case, had occurred other than within 12 months following the consummation of a “Change in Control” (as such terms are defined in the Werner Employment Agreement and summarized below), Dr. Werner would have been entitled to receive: (i) an amount equal to 12 months of his base salary, paid out in equal installments over a six-month period in accordance with the Company’s normal payroll practices; (ii) payment of any annual bonus accrued for the year prior to the year of termination (to the extent not already paid); (iii) payment of a pro-rated annual bonus for the year of termination, with the amount based on actual performance through the end of the year of termination and the pro-ration based on the number of days that Dr. Werner was employed during the year of termination, paid when annual bonuses are paid to other senior executives of the Company; (iv) reimbursement of Dr. Werner’s COBRA premiums for up to 12 months post-termination; and (v) full vesting of any outstanding, unvested equity awards granted to him by the Company. Dr. Werner’s outstanding vested stock options would generally remain exercisable no longer than six 6 months following such a termination (and in no event past the expiration date).

In the event of a termination of Dr. Werner's employment by the Company without “Cause” or by Dr. Werner for “Good Reason” that, in each case, had occurred within 12 months following the consummation of a “Change in Control,” Dr. Werner would have been entitled to receive: (i) an amount equal to 18 months of his base salary, paid out in equal installments over a 12-month period in accordance with the Company’s normal payroll practices; (ii) payment of any annual bonus accrued for the year prior to the year of termination (to the extent not already paid); (iii) an amount equal to 100% of his-then target annual bonus, paid when annual bonuses are paid to other senior executives of the Company; (iv) payment of a pro-rated target annual bonus for the year of termination, with the pro-ration based on the number of days that Dr. Werner was employed during the year of termination, paid when annual bonuses are paid to other senior executives of the Company; (v) reimbursement of Dr. Werner’s COBRA premiums for up to 18 months post-termination; and (vi) full vesting of any outstanding, unvested equity awards granted to him by the Company. Dr. Werner’s outstanding vested stock options would generally remain exercisable no longer than six months following such a termination (and in no event past the expiration date).

The receipt of any termination benefits described above would be subject to Dr. Werner’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Werner Employment Agreement.

In the event of Dr. Werner’s termination due to death or disability, Dr. Werner would be entitled to full vesting of any outstanding, unvested equity awards granted to him by the Company.

The Werner Employment Agreement also provided for monthly severance payments in connection with any termination other than a termination by the Company without “Cause”, by Dr. Werner for “Good Reason” or due to his death. Such severance payments would be in an aggregate amount equal to one-half of Dr. Werner’s highest annual base salary during the two years preceding termination. Such severance payments would be paid over either (i) a six-month period in the event of a termination that is not in connection with a Change in Control, or (ii) a 12-month period in the event the termination occurs within 12 months following a Change in Control.

Under the Werner Employment Agreement, “Cause” means generally any of Dr. Werner’s: (i) conviction of or plea of nolo contendere to a felony; (ii) commission of fraud, misappropriation or embezzlement against any person; (iii) theft or misappropriation of Company property; (iv) breach of the Werner Employment Agreement (subject to a cure right); (v) willful or gross neglect of his duties (subject to a cure right); (vi) willful or gross misconduct his performance of his duties (subject to a cure right); or (vii) willful violation of any material Company policy (subject to a cure right).

“Good Reason” means generally any of the following actions initiated by the Company: (i) a material diminution in Dr. Werner’s authority, duties or responsibilities; (ii) a material diminution in Dr. Werner’s base salary that persists for longer than 12 months; or (iii) a material breach of the Werner Employment Agreement. For “Good Reason” to exist, Dr. Werner must provide notice to the Company within 90 days of the initial existence of one of the above conditions; the Company must fail to cure such condition within 30 days; and Dr. Werner must terminate his employment within 180 days following the initial existence of the condition.

“Change in Control” means generally any of: (i) a merger or consolidation of the Company with another corporation (other than a transaction in which the voting securities outstanding prior to the transaction continue to represent more than 50% of the total voting power of the surviving entity after the transaction); (ii) the approval of a plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets; or (iii) a person or entity becomes the beneficial owner of securities of the Company representing 50% or more of the total voting power of the Company.

Milton H. Werner, Ph.D. Separation Agreement (the “Werner Separation Agreement”)

Upon Dr. Werner’s termination of employment effective February 13, 2025, Dr. Werner entered into the Werner Separation Agreement, pursuant to which Dr. Werner is entitled to receive: (i) an amount equal to 12 months of his base salary, paid out in equal installments over the twelve-month period following his separation in accordance with the Company’s normal payroll practices; (ii) payment of any annual bonus accrued for the year prior to the year of termination (to the extent not already paid); (iii) payment of a pro-rated annual bonus for the year of termination, with the amount based on actual performance through the end of the year of termination and the pro-ration based on the number of days that Dr. Werner was employed during the year of termination, paid when annual bonuses are paid to other senior executives of the Company; (iv) reimbursement of Dr. Werner’s COBRA premiums for up to 12 months post-termination; and (v) full vesting of any outstanding, unvested time-based equity awards granted to him by the Company. Dr. Werner’s outstanding vested stock options would also remain exercisable for six (6) months following his termination (and in no event past the expiration date). Such payments and benefits were provided in exchange for a release of claims and agreement to a one-year post employment noncompetition covenant.

Milton H. Werner, Ph.D. Consulting Agreement (the “Werner Consulting Agreement”)

On February 13, 2025, the Company entered into the Werner Consulting Agreement, pursuant to which, Dr. Werner will provide certain services to the Company through May 13, 2025. As consideration for such services, Dr. Werner will receive a monthly fee in the amount of $44,583.33 until such time as the Werner Consulting Agreement is terminated or an amount pro-rated in any month wherein the consulting relationship with the Company has been terminated. Dr. Werner’s equity awards shall continue to vest for so long as he has a service relationship with the Company under the Consulting Agreement, with 100% of the time-based awards and 100% of the performance-based equity awards that are subject to achievement of milestones becoming fully vested and exercisable upon the completion of the term of the Consulting Agreement. All vested equity awards at the completion of the term of the Consulting Agreement shall remain exercisable until the end of the original option term.

Joseph Frattaroli, C.P.A. Employment Agreement (the “Frattaroli Employment Agreement”)

Mr. Frattaroli retired from his position as Chief Financial Officer effective March 31, 2024. Prior to his retirement, Mr. Frattaroli received an annual base salary of $410,000 and was eligible to receive an annual performance-based cash incentive with a target amount equal to 40% of his annual base salary, which incentive was earned based on the achievement of performance goals established by the compensation committee of our Board of Directors in the first quarter of the year. The performance goals could have included a number of factors, such as the successful progression of clinical trials, pre-clinical trials, and development, the successful submission of regulatory filings, the adequacy of the Company’s working capital, investor relations, financial reporting and operations, analyst coverage, tax strategy, strategy for maintaining Nasdaq listing, budgeting and successful organizational growth.

Pursuant to the Frattaroli Employment Agreement, Mr. Frattaroli is subject to one-year post-termination non-competition and non-solicitation of employees and clients covenants. He is also bound by confidentiality obligations.

In the event of a termination of Mr. Frattaroli’s employment by the Company without “Cause” or by Mr. Frattaroli for “Good Reason” that, in each case, had occurred other than within 12 months following the consummation of a “Change in Control” (as such terms are defined in the Frattaroli Employment Agreement and summarized below), Mr. Frattaroli would have been entitled to receive: (i) an amount equal to nine months of his base salary, paid out in equal installments over a nine-month period in accordance with the Company’s normal payroll practices; (ii) payment of any annual bonus accrued for the year prior to the year of termination (to the extent not already paid); (iii) payment of a pro-rated annual bonus for the year of termination, with the amount based on actual performance through the end of the year of termination and the pro-ration based on the number of days that Mr. Frattaroli was employed during the year of termination, paid when annual bonuses are paid to other senior executives of the Company; and (iv) reimbursement for the difference between the cost of COBRA and Mr. Frattaroli’s contribution for health insurance for up to nine months following termination.

In the event of a termination of Mr. Frattaroli’s employment by the Company without “Cause” or by Mr. Frattaroli for “Good Reason” that, in each case, had occurred within 12 months following the consummation of a “Change in Control,” Mr. Frattaroli would have been entitled to receive: (i) an amount equal to 12 months of his base salary, paid in a lump sum; (ii) payment of any annual bonus accrued for the year prior to the year of termination (to the extent not already paid); (iii) an amount equal to 100% of his-then target annual bonus, paid when annual bonuses are paid to other senior executives of the Company; (iv) payment of a pro-rated target annual bonus for the year of termination, with the pro-ration based on the number of days that Mr. Frattaroli was employed during the year of termination, paid when annual bonuses are paid to other senior executives of the Company; (v) reimbursement for the difference between the cost of COBRA and Mr. Frattaroli’s contribution for health insurance for up to 12 months following termination; and (vi) full vesting for any outstanding, unvested equity awards granted to him by the Company.

The receipt of any termination benefits described above would be subject to Mr. Frattaroli’s execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Frattaroli Employment Agreement.

The Frattaroli Employment Agreement also provided for monthly severance payments in connection with any termination other than a termination by the Company without “Cause”, by Mr. Frattaroli for “Good Reason” or due to his death. Such severance payments would be in an aggregate amount equal to one-half of Mr. Frattaroli’s highest annual base salary during the two years preceding termination. Such severance payments would be paid over either (i) a nine-month period in the event of a termination that is not in connection with a Change in Control, or (ii) a 12-month period in the event the termination occurs within 12 months following a Change in Control.

Under the Frattaroli Employment Agreement, “Cause” means generally any of Mr. Frattaroli’s: (i) commission of an act of disloyalty, dishonesty, breach of trust, fraud, misconduct, bad faith, embezzlement, misappropriation of Company assets, or destruction of Company property; (ii) gross negligence in the performance of employment duties; (iii) refusal, failure or willful nonfeasance to perform employment duties; (iv) failure to comply with Company policy (subject to a cure right); (v) conduct which is materially detrimental to the reputation, goodwill or business operation of the Company; (vi) conviction of, or plea of nolo contendere to, a felony; or (vii) a breach of the Frattaroli Employment Agreement by Mr. Frattaroli (subject to a cure right).

“Good Reason” and “Change in Control” under the Frattaroli Employment Agreement have the same meaning as those provided in the Werner Employment Agreement, as described above.

As previously disclosed in the Form 8-K dated January 16, 2024, in connection with Mr. Frattaroli’s planned retirement on March 31, 2024, the compensation committee of our Board of Directors authorized the extension of the exercise period for each of Mr. Frattaroli’s vested option awards subject to time-based vesting until the original expiration date of each of such option award. Mr. Frattaroli was not be entitled to any severance in connection with such resignation.

Garth Lees-Rolfe, C.P.A. Employment Agreement (the “Lees-Rolfe Employment Agreement”)

Mr. Lees-Rolfe resigned from his position as Chief Financial Officer effective April 11, 2025. Prior to his resignation, Mr. Lees-Rolfe received an annual base salary of $400,000 (with the increase from $345,000 to such rate effective January 1, 2025) and was eligible to receive an annual performance-based cash incentive with a target amount equal to 40% of his annual base salary, which incentive is earned based on the achievement of performance goals established by the compensation committee of the board of directors in the first quarter of the year. The performance goals could have included a number of factors, such as the successful progression of clinical trials, pre-clinical trials, and development, the successful submission of regulatory filings, the adequacy of the Company’s working capital, investor relations, financial reporting and operations, analyst coverage, tax strategy, strategy for maintaining Nasdaq listing, budgeting and successful organizational growth.

Pursuant to the Lees-Rolfe Employment Agreement, Mr. Lees-Rolfe was subject to one-year post-termination non-competition and non-solicitation of employees and clients covenants. He is also bound by confidentiality obligations.

In the event of a termination of Mr. Lees-Rolfe employment by the Company without “Cause” or by Mr. Lees-Rolfe for “Good Reason” that, in each case, occurred other than within 12 months following the consummation of a “Change in Control” (as such terms are defined in the Lees-Rolfe Employment Agreement and summarized below), Mr. Lees-Rolfe was entitled to receive: (i) an amount equal to nine months of his base salary, paid out in equal installments over a nine-month period in accordance with the Company’s normal payroll practices; (ii) payment of any annual bonus accrued for the year prior to the year of termination (to the extent not already paid); (iii) payment of a pro-rated annual bonus for the year of termination, with the amount based on actual performance through the end of the year of termination and the pro-ration based on the number of days that Mr. Lees-Rolfe was employed during the year of termination, paid when annual bonuses are paid to other senior executives of the Company; and (iv) reimbursement for the difference between the cost of COBRA and Mr. Lees-Rolfe contribution for health insurance for up to twelve months following termination.

In the event of a termination of Mr. Lees-Rolfe employment by the Company without “Cause” or by Mr. Lees-Rolfe for “Good Reason” that, in each case, had occurred within 12 months following the consummation of a “Change in Control,” Mr. Lees-Rolfe would have been entitled to receive: (i) an amount equal to 12 months of his base salary, paid in a lump sum; (ii) payment of any annual bonus accrued for the year prior to the year of termination (to the extent not already paid); (iii) an amount equal to 100% of his-then target annual bonus, paid when annual bonuses are paid to other senior executives of the Company; (iv) payment of a pro-rated target annual bonus for the year of termination, with the pro-ration based on the number of days that Mr. Lees-Rolfe was employed during the year of termination, paid when annual bonuses are paid to other senior executives of the Company; (v) reimbursement for the difference between the cost of COBRA and Mr. Lees-Rolfe’s contribution for health insurance for up to 12 months following termination; and (vi) full vesting for any outstanding, unvested equity awards granted to him by the Company.

The receipt of any termination benefits described above would be subject to Mr. Lees-Rolfe execution of a release of claims in favor of the Company, a form of which is attached as an exhibit to the Lees-Rolfe Employment Agreement.

The Lees-Rolfe Employment Agreement also provided for monthly severance payments in connection with any termination other than a termination by the Company without “Cause”, by Mr. Lees-Rolfe for “Good Reason” or due to his death. Such severance payments are in an aggregate amount equal to one-half of Mr. Frattaroli’s highest annual base salary during the two years preceding termination. Such severance payments will be paid over either (i) a nine-month period in the event of a termination that is not in connection with a Change in Control, or (ii) a 12-month period in the event the termination occurs within 12 months following a Change in Control.

Under the Lees-Rolfe Employment Agreement, “Cause” and “Change in Control” have the same meaning as those provided in the Werner Employment Agreement, as described above.

Under the Lees-Rolfe Employment Agreement, “Good Reason” means generally any of the following actions initiated by the Company: (i) a material diminution in Mr. Lees-Rolfe’s authority, duties or responsibilities (provided, however, that a temporary paid suspension or modification of duties due to workplace investigation shall not constitute Good Reason); (ii) a material diminution in Mr. Lees-Rolfe’s base salary that persists for longer than 12 months, except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company; or (iii) a material breach of the

Werner Employment Agreement. For “Good Reason” to exist, Mr. Lees-Rolfe must provide notice to the Company within 90 days of the initial existence of one of the above conditions; the Company must fail to cure such condition within 30 days; and Mr. Lees-Rolfe must terminate his employment within 180 days following the initial existence of the condition.

Garth Lees-Rolfe Separation Agreement (the “Lees-Rolfe Separation Agreement”)

In connection with his departure, Mr. Lees-Rolfe and the Company entered into the Lees Rolfe Separation Agreement pursuant to which, Mr. Lees-Rolfe is entitled to receive severance benefits pursuant to the terms of the Lees-Rolfe Employment Agreement.

Garth Lees-Rolfe Consulting Agreement (the “Lees-Rolfe Consulting Agreement”)

In connection with Mr. Lees-Rolfe’s departure, the Company has also entered into the Lees Rolfe Consulting Agreement with Mr. Lees-Rolfe pursuant to which, Mr. Lees-Rolfe will provide certain services to the Company through August 15, 2025. As consideration for such services, Mr. Lees-Rolfe will receive a monthly fee in the amount of $33,333.00 until such time as the Lees-Rolfe Consulting Agreement is terminated or an amount pro-rated in any month wherein the consulting relationship with the Company has been terminated. Mr. Lees-Rolfe’s options to purchase up to an aggregate of 61,945 shares shall continue to vest for so long as he has a service relationship with the Company under the Lees-Rolfe Consulting Agreement. All vested equity awards at the completion of the term of the Lees-Rolfe Consulting Agreement shall remain exercisable until the end of 2025.

Equity Compensation

On April 1, 2024, we granted, under our 2020 Plan, stock options to each of Dr. Werner and Mr. Lees-Rolfe, as set forth in the “Outstanding Equity Awards” table above.

As noted above, in connection with Mr. Frattaroli’s planned retirement on March 31, 2024, the exercise period for each of Mr. Frattaroli’s vested option awards subject to time-based vesting was extended until the original expiration date of each of such option award.

In order to address employee retention and competitiveness concerns, the Board of Directors approved a stock option repricing (the “Repricing”) on October 9, 2024, of certain outstanding stock options under the 2011 Plan and the 2020 Plan, which reduced the exercise price of such options to $1.26, which was the closing price of our common stock as reported on the Nasdaq Stock Market on October 9, 2024. The Repricing was subject to approval by our stockholders, which was attained on January 3, 2025. All other terms and conditions of the repriced options, including the applicable vesting schedules, remained in force and unchanged.

In addition, on October 9, 2024, the Board of Directors approved option awards to purchase shares of Common Stock under the 2020 Plan to each of Dr. Werner and Mr. Lee’s Rolfe. A portion of these options were fully vested upon grant and had an exercise price equal to $1.26, the closing price on such date. A portion of these options had an exercise price of $1.45 per share, but would only become exercisable following the expiration of the exercise period of the Series A-1 Warrants in the same proportion that the Series A-1 Warrants were exercised, if at all. Another portion of these options had an exercise price of $1.56 per share and would only become exercisable following the expiration of the exercise period of the Series B-1 Warrants in the same proportion that the Series B-1 Warrants were exercised, if at all. These options were granted subject to the Company’s successful amending its 2020 Equity Incentive Plan and its amended and restated certificate of incorporation to increase the authorized shares by an amount sufficient to cover the new grants. These conditions were satisfied and the grants became effective on January 3, 2025.

Other Benefits

We maintain a Simple IRA retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the Simple IRA retirement savings plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax basis through contributions to the Simple IRA retirement savings plan. The Simple IRA retirement savings plan authorizes employer safe harbor matching contributions equal to 3% of covered compensation for eligible employees. The Simple IRA retirement savings plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement program, contributions to the Simple IRA retirement savings plan and the earnings on those contributions are not taxable to the employees until distributed from the Simple IRA retirement savings plan.

Our named executive officers who are full time employees are eligible to participate in our medical and dental insurance plans on the same basis as our other eligible employees and with the Company paying for 90% of the premiums due for participation in those plans, and with the remainder paid by the eligible employee. In addition, it is the Company’s practice to reimburse Dr. Werner $418.60 per month in respect of premiums that he pays on his life insurance policy. The Company also paid Dr. Werner $10,738 and $12,084 in 2024 and 2023 respectively for his automobile expenses.

Director Compensation

The following table presents the total compensation received by each of our non-employee directors during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Mr. Dennis Berman(2)	68,500	534,202	602,702
Dr. Roy Freeman(3)	57,750	534,052	591,802
Dr. Paul Grint(4)	74,000	398,169	472,169
Ms. Gisele Dion(5)	75,000	265,345	340,345
Mr. Roberto Bellini(6)	19,565	96,058	115,623
Mr. Amit Munshi(7)	14,283	96,058	110,340
Mr. Arvind Kush(8)	17,717	96,058	113,775
Dr. David Canner(9)	12,522	96,058	108,579

(1)
The amounts disclosed represent the aggregate grant date fair value of the award as calculated in accordance with FASB Accounting Standards Codification Topic 718, or ASC 718. The amounts also reflect the incremental fair value with respect to the option repricing that took place on October 9, 2024, in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value such option awards and incremental fair value, please see the discussion of option awards contained in the notes to the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 27, 2025. These amounts do not correspond to the actual value that may be recognized by the directors upon vesting of the applicable awards.
(2)
The aggregate number of shares of our Common Stock underlying stock options granted to Mr. Berman as of December 31, 2024, was 903,396.
(3)
The aggregate number of shares of our Common Stock underlying stock options granted to Dr. Freeman as of December 31, 2024, was 903,396.
(4)
The aggregate number of shares of our Common Stock underlying stock options granted to Dr. Grint as of December 31, 2024, was 444,558.
(5)
The aggregate number of shares of our Common Stock underlying stock options granted to Ms. Dion as of December 31, 2024, was 275,956.
(6)
The aggregate number of shares of our Common Stock underlying stock options granted to Mr. Bellini as of December 31, 2024, was 60,000.
(7)
The aggregate number of shares of our Common Stock underlying stock options granted to Mr. Munshi as of December 31, 2024, was 60,000.
(8)
The aggregate number of shares of our Common Stock underlying stock options granted to Mr. Kush as of December 31, 2024, was 60,000.
(9)
The aggregate number of shares of our Common Stock underlying stock options granted to Dr. Canner as of December 31, 2024, was 60,000.

Our Board of Directors has approved the following compensation program for our non-employee directors, which became effective upon conclusion of the December 2020 initial public offering. Each non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards as described below. Our Board of Directors may revise non-employee director compensation as it deems necessary or appropriate.

Cash Compensation

Effective January 1, 2025, all non-employee directors are entitled to receive the following cash compensation for their services:

•
$60,000 per year for service as a board member;
•
$30,000 per year additionally for service as non-executive Chairperson of the Board;
•
$24,000 per year additionally for service as chair of the audit committee;
•
$12,000 per year additionally for service as member of the audit committee (excluding committee chair) ;
•
$18,000 per year additionally for service as chair of the compensation committee;
•
$9,000 per year additionally for service as member of the compensation committee (excluding committee chair) ;
•
$12,000 per year additionally for service as chair of the corporate governance and nominating committee ; and
•
$6,000 per year additionally for service as member of the corporate governance and nominating committee (excluding committee chair).

All cash payments to non-employee directors who served in the relevant capacity at any point during the immediately preceding prior fiscal quarter will be paid quarterly in arrears. A non-employee director who served in the relevant capacity during only a portion of the prior fiscal quarter will receive a pro-rated payment of the quarterly payment of the applicable cash retainer.

Non-Employee Director Equity Compensation

Each new non-employee director is granted an option award to purchase 60,000 shares of our Common Stock, with 50% of such option award vesting on each of the first two anniversaries of the date of grant, and each current non-employee director is granted an annual option award to purchase 30,000 shares of our Common Stock, with vesting occurring in full on the earlier of (i) the one year anniversary of the date of grant and (ii) the day prior to the next annual meeting of stockholders. All vesting is subject to the non-employee director’s continued service on our Board of Directors.

On July 16, 2024, we granted to each non-employee director an option award to purchase 30,000 shares of our Common Stock, which option awards will vest in full on the earlier of (i) the one year anniversary of the date of grant and (ii) the day prior to the next annual meeting of stockholders, subject to the non-employee director’s continued service on our Board of Directors through that date. The Company intends to continue to make annual equity grants to non-employee directors coincident with each annual meeting of stockholders.

On October 9, 2024, the Board of Directors repriced options held by each non-employee director serving as of that date who held options eligible to be repriced to $1.26, which was subsequently approved by the stockholders of the Company on January 3, 2025. For a discussion of the Repricing, see above under “Executive Compensation—Executive Equity Compensation”

In addition, on October 9, 2024, the Board of Directors approved the option awards to purchase shares of Common Stock under the 2020 Plan to each of Mr. Berman, Dr. Freeman, Mr. Grint and Mr. Dion. A portion of these options were fully vested upon grant and had an exercise price equal to $1.26, the closing price on such date. A portion of these options had an exercise price of $1.45 per share, but would only become exercisable following the expiration of the exercise period of the Series A-1 Warrants in the same proportion that the Series A-1 Warrants were exercised, if at all. Another portion of these options had an exercise price of $1.56 per share and would only become exercisable following the expiration of the exercise period of the Series B-1 Warrants in the same proportion that the Series B-1 Warrants were exercised, if at all. These options were granted subject to the Company’s successful amending its 2020 Equity Incentive Plan and its amended and restated certificate of incorporation to increase the authorized shares by an amount sufficient to cover the new grants. These conditions were satisfied and the grants became effective on January 3, 2025.

On October 21, 2024, we granted the new non-employee directors 60,000 shares of our Common Stock with 50% of such option award vesting on each of the first two anniversaries of the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in the section titled “Executive Compensation” in this Amendment, since January 1, 2023, we have not been nor are we a party to any transactions or any currently proposed transaction in which:

•
we have been or are to be a party to;

•
the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years; and

•
any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

For information on our compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, see the section titled “Executive Compensation” in this Amendment.

Indemnification Agreements

We entered into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification that is provided for in our amended and restated certificate of incorporation and amended and restated bylaws. The indemnification agreements and our amended restated certificate of incorporation and amended and restated bylaws that became effective upon the completion of our initial public offering require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law. See the section titled “Directors, Executive Officers and Corporate Governance — Limitation of Liability and Indemnification” for additional information.

Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related person, must be approved or ratified by our audit committee. This policy became effective on December 22, 2020. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our voting securities, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider:

•
the related person’s interest in the related person transaction;

•
the approximate dollar amount involved in the related person transaction;

•
the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party; and
•
any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth the beneficial ownership of our common stock as of May 1, 2025 by:

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•
each of the named executive officers;
•
each of our directors; and
•
all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 74,341,540 shares of our common stock outstanding on May 1, 2025. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of May 1, 2025, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Inhibikase Therapeutics, Inc., 1000 N. West Street, Suite 1200, Wilmington, DE 19801.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
Named Executive Officers and Directors
Mark Iwicki(1)	564,208	*
Milton H. Werner, Ph.D.(2)	6,478,748	8.02%
Garth Lees-Rolfe(3)	538,639	*
Joseph Frattaroli, C.P.A.(4)	64,215	*
Amit Munshi(5)	488,409	*
Roberto Bellini(6)	1,533,580	*
Dennis Berman(7)	437,512	*
Arvind Kush(8)	201,600	*
David Canner(9)	22,640	*
Vincent Aurentz(10)	893,544	*
Roy Freeman, M.D.(11)	420,532	*
All executive officers and directors as a group (ten persons)(12)	5,587,156	7.3%
5% Stockholders
Entities affiliated with Soleus Capital (13)	37,963,764	35.8%
Sands Capital Life Sciences Pulse Fund II, L.P.(14)	26,493,120	31.2%
Fairmount Healthcare Fund II L.P.(15)	25,605,395	27.3%
Perceptive Advisors LLC(16)	16,245,875	19.2%
SP IKT Holdings LLC(17)	14,129,664	17.1%
ADAR1 Capital Management, LLC(18)	13,093,662	16.0%
Nantahala Capital Management, LLC(19)	5,298,624	6.8%

* Represents beneficial ownership of less than one percent.

(1)
Consists of 564,208 shares of common stock underlying options exercisable within 60 days of May 1, 2025. The amount does not include 569,765 shares of common stock underlying warrant adjustment options that remain subject to the actual exercise of the Company’s Series A-1 and B-1 Warrants.
(2)
Consists of (a) 891,906 shares of common stock held of record by Dr. Werner and (b) 5,586,842 shares of common stock underlying options exercisable within 60 days of May 1, 2025.
(3)
Consists of 538,639 shares of common stock underlying options exercisable within 60 days of May 1, 2025.
(4)
Consists of (a) 7,358 shares of common stock held of record by Flagship Consulting, Inc., an entity controlled by Mr. Frattaroli, (b) 658 shares of common stock held directly and (c) 56,199 shares of common stock underlying options exercisable within 60 days of May 1, 2025.

(5)
Consists of (a) 431,809 shares of common stock held of record by Mr. Munshi and (b) 56,600 shares of common stock underlying options exercisable within 60 days of May 1, 2025.
(6)
Consists of (a) 1,460,000 shares of common stock held of record by BSQUARED CAPITAL Inc., an entity controlled by Mr. Bellini and (b) 73,580 shares of common stock underlying options exercisable within 60 days of May 1, 2025.
(7)
Consists of 437,512 shares of common stock underlying options exercisable within 60 days of May 1, 2025.

(8)
Consists of (a) 145,000 held of record by Mr. Kush and (b) 56,600 shares underlying options exercisable within 60 days of May 1, 2025.

(9)
Consists of 22,640 shares underlying options exercisable within 60 days of May 1, 2025.
(10)
Consists of 893,544 shares of common stock held of record by Mr. Aurentz.
(11)
Consists of 420,532 shares of common stock underlying options exercisable within 60 days of May 1, 2025.
(12)
Consists of (a) 3,955,484 shares of common stock and (b) 1,631,672 shares of common stock underlying options exercisable within 60 days of May 1, 2025, held by executive officers and directors.
(13)
Based on information available to the Company and filed on a Schedule 13G by Soleus Private Equity GP III, LLC on October 28, 2024, with the SEC. Consists of (i) 6,325,000 shares of common stock, (ii) 9,370,000 shares of common stock issuable upon exercise of Pre-Funded Warrants, (iii) 7,844,080 shares of common stock issuable upon exercise of Series A-1 Warrants and (iv) 14,424,684 shares of common stock issuable upon exercise of Series B-1 Warrants. The Pre-Funded Warrants are subject to a 9.99% beneficial ownership limitation. 4,264,968 of such shares of common stock, 6,318,221 shares of common stock issuable upon exercise of Pre-Funded Warrants, 5,289,288 Series A-1 Warrants and 9,726,610 Series B-1 Warrants are directly held by Soleus Capital Master Fund, L.P. (“Soleus Master Fund”). 2,060,032 of such shares of common stock, 3,051,779 shares of common stock issuable upon exercise of Pre-Funded Warrants, 2,554,792 Series A-1 Warrants and 4,698,074 Series B-1 Warrants are directly held by Soleus Private Equity Fund III, L.P. (“Soleus PE Fund III”). Soleus Capital, LLC (“Soleus Capital”) is the sole general partner of Soleus Master Fund, Soleus Capital Group, LLC (“SCG”) is the sole managing member of Soleus Capital and Guy Levy is the sole managing member of SCG. Each of SCG, Soleus Capital and Mr. Levy disclaims beneficial ownership of the shares held by Soleus Master Fund, except to the extent of his or its pecuniary interest therein. Soleus Private Equity GP III, LLC is the sole general partner of Soleus PE Fund III, Soleus PE GP III, LLC is the sole manager of Soleus Private Equity GP III, LLC and Mr. Levy is the sole managing member of Soleus PE GP III, LLC. Each of Mr. Levy, Soleus PE GP III, LLC and Soleus Private Equity GP III, LLC disclaims beneficial ownership of the shares held by Soleus PE Fund III, except to the extent of his or its pecuniary interest therein. Soleus Capital Management, L.P. is the investment manager of each of Soleus Master Fund and Soleus PE Fund III and has been delegated voting and dispositive power over the shares held by such funds. Soleus GP, LLC is the general partner of Soleus Capital Management, L.P. and Guy Levy is the managing member of Soleus GP, LLC. Each of Soleus Capital Management, L.P. and Soleus GP, LLC disclaims beneficial ownership of the shares held by Soleus Master Fund and Soleus PE Fund III, except to the extent of its pecuniary interest therein. The address of Mr. Levy and of each of the entities listed is c/o Soleus Capital Management, L.P., 104 Field Point Road, 2nd Floor, Greenwich, CT 06830.
(14)
Based on information available to the Company and filed on a Form 3 by Sand Capital Life Sciences Pulse Fund II, L.P. on October 25, 2024, with the SEC. Consists of (i) 10,950,000 shares of common stock, (ii) 5,475,000 shares of common stock issuable upon exercise of Series A-1 Warrants and (iii) 10,068,120 shares of common stock issuable upon exercise of Series B-1 Warrants. The securities are directly held by Sands Capital Life Sciences Pulse Fund II, L.P. (“Sands Pulse Fund II”). Sands Capital Life Sciences Pulse Fund II-GP, L.P. (“Sands Pulse GP L.P.”) is the sole general partner of Sands Pulse Fund II. Sands Capital Life Sciences Pulse Fund II-GP, LLC (“Sands Pulse GP LLC” and, together with Sands Pulse GP L.P., the “Sands General Partners”) is the sole general partner of Sands Pulse GP L.P. Sands Capital Ventures, LLC (“SCV”) is the investment manager of Sands Pulse Fund II and thus may be deemed to beneficially own the shares held by Sands Pulse Fund II. Frank M. Sands holds ultimate voting and investment power over securities held by Sands Pulse Fund II, and thus may be deemed to beneficially own the shares held by Sands Pulse Fund II. Each of Mr. Sands, SCV, Sands Pulse GP L.P. and Sands Pulse GP LLC disclaim beneficial ownership of such securities except to the extent of their relative pecuniary interest therein. The address of each of the entities and the individual listed is c/o Sands Capital Ventures, LLC, 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

(15)
Based on information available to the Company and filed on a Schedule 13G/A by Fairmount Funds Management, LLC on February 14, 2025, with the SEC. Consists of Consists of (i) 6,125,000 shares of our common stock issued pursuant to the Purchase Agreement, (ii) 4,460,000 shares of our common stock issuable upon exercise of Pre-Funded Warrants, (iii) 5,290,872 shares of our common stock issuable upon exercise of Series A-1 Warrants and (iv) 9,729,523 shares of our common stock issuable upon exercise of Series B-1 Warrants. The Pre-Funded Warrants are subject to a beneficial ownership limitation of 9.99%. The securities are directly held by Fairmount Healthcare Fund II L.P. (“Fairmount Fund II”). Fairmount Funds Management LLC (“Fairmount”) serves as investment manager for Fairmount Fund II. Fairmount Fund II has delegated to Fairmount the sole power to vote and the sole power to dispose of all securities held in Fairmount Fund II’s portfolio. Because Fairmount Fund II has divested itself of voting and investment power over the securities it holds and may not revoke that delegation on less than 61 days’ notice, Fairmount Fund II disclaims beneficial ownership of the securities it holds. The general partner of Fairmount is Fairmount Funds Management GP LLC (“Fairmount GP”). As managing members of Fairmount GP, Peter Harwin and Tomas Kiselak may be deemed to have voting and investment power over the shares held by Fairmount Fund II. Fairmount, Fairmount GP, Peter Harwin and Tomas Kiselak disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of each of the entities and individuals listed is 200 Barr Harbor Drive, Suite 400, West Conshohocken, PA 19428.
(16)
Based on information available to the Company and filed on a Schedule 13G by Perceptive Advisors LLC on October 22, 2024, with the SEC. Consists of (i) 5,925,000 shares of common stock, (ii) 790,000 shares of common stock issuable upon exercise of Pre-Funded Warrants, (iii) 3,357,211 shares of common stock issuable upon exercise of Series A-1 Warrants and (iv) 6,173,664 shares of common stock issuable upon exercise of Series B-1 Warrants. The Pre-Funded Warrants are subject to a 9.99% beneficial ownership limitation. The securities are directly held by Perceptive Life Sciences Master Fund, Ltd. Perceptive Advisors LLC is the investment manager to Perceptive Life Sciences Master Fund, Ltd. and may be deemed to beneficially own the securities directly held by Perceptive Life Sciences Master Fund, Ltd. Joseph Edelman is the managing member of Perceptive Advisors LLC and may be deemed to beneficially own the shares held by Perceptive Life Sciences Master Fund, Ltd. Each of Perceptive Advisors LLC and Mr. Edelman expressly disclaims beneficial ownership of such securities except to the extent of any pecuniary interest therein. The address of Perceptive Life Sciences Master Fund, Ltd. is 51 Astor Place, 10th Floor, New York, NY 10003.
(17)
Based on information available to the Company and filed on a Schedule 13G by SP IKT Holdings LLC on October 28, 2024, with the SEC. Consists of (i) 5,840,000 shares of common stock held by SP IKT Holdings LLC and (ii) 2,920,000 shares of common stock issuable upon exercise of Series A-1 Warrants and (iii) 5,369,664 shares of our common stock issuable upon exercise of Series B-1 Warrants. The securities are directly held by SP IKT Holdings LLC, a Delaware Limited Liability Company (“SP IKT”), and may be deemed to be beneficially owned by: SP Soleus Holdings LLC (“Soleus Holdings”), as the sole member of SP IKT. Soleus Holdings is managed by a four-member board of managers, which currently includes Charles A. Davis, Stephen Friedman, David J. Wermuth and Christopher Timchak, each of whom may be deemed to beneficially own the securities held by SP IKT. Each of Messrs. Davis, Friedman, Wermuth and Timchak disclaims beneficial ownership of such securities except to the extent of any pecuniary interest therein. The address of SP IKT is c/o SP Soleus Holdings LLC, 20 Horseneck Ln., Greenwich, CT 06880.
(18)
Based on information available to the Company and filed on a Schedule 13G by ADAR1 Capital Management, LLC on February 14, 2025, with the SEC. Consists of (i) 4,113,888 shares of common stock held by ADAR1 Partners, LP, 1,215,369 shares of common stock held by Spearhead Insurance Solutions IDF, LLC, and 510,949 shares of common stock held by ADAR1 SPV I, LP, and (ii) 2,555,000 shares of common stock issuable upon exercise of Series A-1 Warrants and 4,698,456 shares of common stock issuable upon exercise of Series B-1 Warrants; of which (a) 2,046,577 Series A-1 Warrants and 3,763,505 Series B-1 Warrants are directly held by ADAR1 Partners, LP (“ADAR1 Partners”), (b) 252,948 Series A-1 Warrants and 465,153 Series B-1 Warrants are directly held by Spearhead Insurance Solutions IDF, LLC—Series ADAR1 (“Spearhead”) and (c) 255,475 Series A-1 Warrants and 469,798 Series B-1 Warrants are directly held by ADAR1 SPV I, LP (“ADAR1 SPV”). ADAR1 Capital Management, LLC (“ADAR1 Capital Management”) acts as an investment adviser to, and manages investment and trading accounts of, ADAR1 Partners and ADAR1 SPV. ADAR1 Capital Management GP, LLC (“ADAR1 General Partner”) acts as the general partner of ADAR1 Partners and ADAR1 SPV. ADAR1 Capital Management and ADAR1 General Partner may be deemed to indirectly beneficially own the securities held by ADAR1 Partners and ADAR1 SPV. Daniel Schneeberger is the Manager of ADAR1 Capital Management and ADAR1 General Partner. Mr. Schneeberger may be deemed to indirectly beneficially own securities held by ADAR1 Partners and ADAR1 SPV. ADAR1 Capital Management serves as sub-advisor to Spearhead and Mr. Schneeberger, as manager of ADAR1 Capital Management, may also be deemed to indirectly beneficially own the securities held by Spearhead. Ken Foley is the managing member of Spearhead and may be deemed to indirectly own the securities held by Spearhead. The address of each of ADAR1 Partners, ADAR1 SPV, ADAR1 Capital Management, ADAR1 General Partner and Mr. Schneeberger is 3503 Wild Cherry Drive, Building 9, Austin, TX 78738 and the address of Spearhead and Mr. Foley is 3828 Kennett Pike, Ste 202, Greenville, DE 19807.
(19)
Information is solely based on a Schedule 13G filed by Nantahala Capital Management, LLC (“Nantahala”) on February 14, 2025, with the SEC. Nantahala may be deemed to be the beneficial owner of 5,298,624 shares of common stock held by funds and separately managed accounts under its control, and as the managing members of Nantahala, each of Messrs. Harkey and Mack may be deemed to be a beneficial owner of those Shares. The 5,298,624 shares of common stock includes 3,108,624 Shares which may be acquired by Nantahala within sixty days through the exercise of warrants. As the managing members of Nantahala, each of Messrs. Harkey and Mack may be deemed to be a beneficial owner of those Shares. The address of the principal business office of Nantahala is 130 Main St., 2nd Floor, New Canaan, Connecticut 06840.

AUDIT COMMITTEE REPORT

The audit committee operates under a written charter approved by the Board of Directors, which provides that its responsibilities include assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. For more information on the audit committee, see “Management and Corporate Governance – Board of Directors Committees – Audit Committee.”

The audit committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. CohnReznick was responsible for performing an independent audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2023 in accordance with the standards of the Public Company Accounting Oversight Board of Directors (United States) (the “PCAOB”). The audit committee’s main responsibility is to monitor and oversee this process.

The audit committee reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended December 31, 2024 with management. The audit committee discussed with CohnReznick the matters required to be discussed by PCAOB Auditing Standard No. 1301. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The audit committee is responsible to consider any fees paid to CohnReznick for the provision of non-audit related services. All non-audit related services rendered by CohnReznick for the fiscal years ended December 31, 2024 and December 31, 2023 were approved by the audit committee.

Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

THE AUDIT COMMITTEE

Arvind Kush (Chair)

Dennis Berman

Vincent Aurentz

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement or Notice, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (678) 392-3419 or by sending a written request to:

INHIBIKASE THERAPEUTICS, INC.

1000 N. WEST STREET, SUITE 1200

WILMINGTON, DE 19801

OTHER BUSINESS

We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2026 annual meeting of stockholders, the written proposal must be received by the Corporate Secretary at the address below no earlier than , 2025 and no later than , 2025. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to:

INHIBIKASE THERAPEUTICS, INC.

1000 N. WEST STREET, SUITE 1200

WILMINGTON, DE 19801

For a stockholder proposal that is not intended to be included in the proxy statement for the 2026 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than , 2025 and no later than , 2025. However, if our 2026 annual meeting of stockholders is held more than 30 days before or more than 60 days after June 27, 2026, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2025 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our Amended and Restated Bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies for the Company’s 2026 Annual Meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit a notice of matters to be considered at an Annual Meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b).

The notice of a proposed director nomination must provide information and documentation as required in our Amended and Restated Bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders; and any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be). A copy of the Amended and Restated Bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Inhibikase Therapeutics, Inc., 1000 N. West Street, Suite 1200, Wilmington, DE 19801, Attention: Mark Iwicki. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at https://www.inhibikase.com/.

By Order of the Board of Directors

/s/ Mark Iwicki
Mark Iwicki Chief Executive Officer

Wilmington, Delaware

May , 2025

Appendix A

AMENDMENT NO. 3 TO THE
INHIBIKASE THERAPEUTICS, INC.

2020 EQUITY INCENTIVE PLAN

The Inhibikase Therapeutics, Inc. 2020 Equity Incentive Plan (as amended, the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Inhibikase Therapeutics, Inc. (the “Company”), but subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:

1. Section 3(a) of the Plan is amended and restated in its entirety as follows:

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum aggregate number of Shares that may be issued in respect of Awards under the Plan is 31,417,517 (the “Plan Limit”), plus on January 1, 2026 and each January 1 thereafter, the Plan Limit shall be cumulatively increased by the lesser of (i) 4 percent of the number of shares of Stock issued and outstanding and the number of shares of Stock issuable pursuant to the exercise of any outstanding, pre-funded warrants to acquire Stock for a nominal exercise price on the immediately preceding December 31 or (ii) such lesser number of Shares determined by the Committee (the “Annual Increase”). Subject to adjustment as provided in Section 3(c) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 31,417,517, as cumulatively increased on January 1, 2026 and each January 1 thereafter, by the lesser of (i) the Annual Increase or (ii) 7,532,534 Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

(i) If any award granted under the Inhibikase Therapeutics, Inc. 2011 Equity Incentive Plan, as amended (the “2011 Plan”) expires, terminates, is canceled or is forfeited for any reason after the Effective Date, the Shares subject to that award will be added to the Plan Limit and become available for issuance hereunder.

(ii) The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $750,000.

2. Section 18 of the Plan is amended and restated in its entirety as follows:

Section 18. Term of Plan. Unless the Plan shall theretofore have been terminated in accordance with Section 10, the Plan shall terminate on June 27, 2035, and no Awards under the Plan shall thereafter be granted. No Awards of Incentive Stock Options may be granted after May 2, 2035.

*       *       *

Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.

INHIBIKASE THERAPEUTICS, INC.

By:

Name: Mark Iwicki
Title: Chief Executive Officer

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS OF

INHIBIKASE THERAPEUTICS, INC.

June 27, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/27379

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000001000 3 062725

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES:

☐ FOR THE NOMINEES — ○ Amit Munshi

○ David Canner, Ph.D.

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the election of the director nominees and FOR Proposals 2 and 3.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

INHIBIKASE THERAPEUTICS, INC.

Proxy for Annual Meeting of Stockholders on June 27, 2025

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Mark Iwicki, Chief Executive Officer, and David McIntyre, Chief Financial Officer, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Inhibikase Therapeutics, Inc., to be held on June 27, 2025 virtually at https://web.lumiconnect.com/235841686 (password: inhibikase2025), and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475